FIRST DEPOSIT NATIONAL BANK
                              Seller and Servicer,

                            PROVIDIAN NATIONAL BANK,
                                     Seller,


                                       and

                             BANKERS TRUST COMPANY,
                                     Trustee

                       on behalf of the Certificateholders



                            SERIES 1997-3 SUPPLEMENT

                            Dated as of June 1, 1997

                                       to


                         POOLING AND SERVICING AGREEMENT

                            Dated as of June 1, 1993




                             PROVIDIAN MASTER TRUST

                                  SERIES 1997-3

                                TABLE OF CONTENTS


                                      Page

                                    ARTICLE I

                   Creation of the Series 1997-3 Certificates

Section 1.01 Designation..................................................... 1


                                   ARTICLE II

                                   Definitions

Section 2.01 Definitions..................................................... 2


                                   ARTICLE III

                                    Servicer

Section 3.01 Servicing Compensation......................................... 21


                                   ARTICLE IV

                   Rights of Series 1997-3 Certificateholders;
                    Allocation and Application of Collections

Section 4.01 Collections and Allocations.................................... 22
Section 4.02 Determination of Monthly Interest.............................. 22
Section 4.03 Determination of Senior Monthly
               Principal and Collateral Monthly
               Principal; Principal Funding
               Account; Accumulation Period................................. 25
Section 4.04 Required Amount................................................ 29
Section 4.05 Application of Available Finance
               Charge Collections and Available
               Principal Collections........................................ 29
Section 4.06 Defaulted Amounts; Charge-Offs................................. 34
Section 4.07 Additional Finance Charges..................................... 36
Section 4.08 Shared Principal Collections................................... 37
Section 4.09 Reserve Account................................................ 38
Section 4.10 Cash Collateral Account........................................ 40
Section 4.11 Interest Rate Protection Agreements............................ 43

                                    ARTICLE V

                          Distributions and Reports to
                        Series 1997-3 Certificateholders

Section 5.01 Distributions.................................................. 44
Section 5.02 Reports and Statements......................................... 46


                                   ARTICLE VI

                                 Pay Out Events

Section 6.01 Additional Pay Out Event....................................... 47


                                   ARTICLE VII

                     Optional Repurchase; Series Termination

Section 7.01 Optional Repurchase............................................ 47
Section 7.02 Series Termination............................................. 48


                                  ARTICLE VIII

                               Final Distributions

Section 8.01 Sale of Receivables or Certificate-holders'
               Interest Pursuant to Section 2.06 or
               10.01 of the Agreement....................................... 48
Section 8.02 Distribution of Proceeds of Sale,
               Disposition or Liquidation of the
               Receivables Pursuant to Section 9.02
               of the Agreement............................................. 51


                                   ARTICLE IX

                            Miscellaneous Provisions

Section 9.01 Ratification of Agreement...................................... 54

Section 9.02 Counterparts................................................... 54
Section 9.03 Governing Law.................................................. 54
Section 9.04 Series Enhancer Notices........................................ 54
Section 9.05 Determination of Material Adverse
               Effect....................................................... 54
Section 9.06 Amendment to Reflect Swap...................................... 54
Section 9.07 Other Amendments............................................... 55


                                    EXHIBITS

Exhibit A-1    Form of Class A Certificate
Exhibit A-2    Form of Class B Certificate
Exhibit B      Form of Monthly Payment Instructions and
               Notification to the Trustee
Exhibit C      Form of Monthly Statement
Exhibit D      Form of Servicer's Certificate
Exhibit E      Form of Notification to the Trustee and the
               Sellers of a withdrawal from the Cash
               Collateral Account

                                    SCHEDULES

Schedule 1     Designated Dealers

     SERIES 1997-3 SUPPLEMENT dated as of June 1, 1997 (the "Supplement"), among FIRST DEPOSIT NATIONAL BANK, a national banking association, Seller and Servicer; PROVIDIAN NATIONAL BANK (formerly known as FIRST DEPOSIT NATIONAL CREDIT CARD BANK), a national banking association, Seller; and BANKERS TRUST COMPANY, a New York banking corporation, Trustee.

     Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented by each amendment or supplement thereto, other than amendments and supplements that apply only to other Series of Investor Certificates issued thereunder, the "Agreement"), among the Sellers, the Servicer and the Trustee, the Sellers have created Providian Master Trust, formerly known as First Deposit Master Trust (the "Trust"). Section 6.03 of the Agreement provides that the Sellers may from time to time direct the Trustee to authenticate one or more new Series of Investor Certificates representing fractional undivided interests in the Trust. The Principal Terms of any new Series are to be set forth in a Supplement to the Agreement.

     Pursuant to this Supplement, the Sellers and the Trustee shall create a new Series of Investor Certificates and specify the Principal Terms thereof.


                                    ARTICLE I

                   Creation of the Series 1997-3 Certificates

     Section 1.01. Designation. (a) There is hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this Supplement to be known as "Providian Master Trust, Asset Backed Certificates, Series 1997-3." Series 1997-3 shall consist of three Classes of Investor Certificates, the first of which shall be in certificated form and shall be known as "Providian Master Trust, Floating Rate Class A Asset-Backed Certificates, Series 1997-3" (the "Class A Certificates"), the second of which shall be in certificated form and shall be known as "Providian Master Trust, Floating Rate Class B Asset Backed Certificates, Series 1997-3" (the "Class B Certificates") and the third of which shall be in uncertificated form and shall be known as "Providian Master Trust, Collateral Interest, Series 1997-3" (the "Collateral Interest"). In connection with the issuance of the Collateral Interest, the Trustee is hereby directed to enter into the Collateral Agreement.

     (b) Series 1997-3 shall be included in Group One. Notwithstanding any other provision to the contrary in the Agreement or in this Supplement, the first Distribution Date with respect to Series 1997-3 shall be the July 1997 Distribution Date.

     (c) The Class A Certificates and the Class B Certificates are "Investor Certificates" and the Class A Certificateholders and the Class B Certificateholders are "Investor Certificateholders" for all purposes under the Agreement and this Supplement. The Collateral Interest shall be deemed to be an "Investor Certificate" and the Collateral Interest Holder shall be deemed to be an "Investor Certificateholder" for all purposes under the Agreement and this Supplement, except where expressly stated to the contrary. The Class A
Certificates, the Class B Certificates and the Collateral Interest together shall constitute the "Certificateholders' Interest" with respect to Series 1997-3 for all purposes under the Agreement and this Supplement.

     (d) In the event that any term or provision contained herein or in the Collateral Agreement shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Supplement or the Collateral Agreement, as the case may be, shall govern.

     (e) The Collateral Interest Holder, as holder of an "Investor Certificate" under the Agreement, shall be entitled to the benefits of the Agreement and this Supplement. Notwithstanding the foregoing, except as expressly provided herein, the provisions of the Agreement relating to the registration, authentication, delivery, presentation, cancellation and surrender of Registered Certificates contained in Article VI and Article XII of the Agreement shall not be applicable to the Collateral Interest.

                                   ARTICLE II

                                   Definitions

     Section 2.01. Definitions. (a) Whenever used in this Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     "Adjusted Invested Amount" shall mean, with respect to any date of determination, an amount equal to the sum of the Class A Adjusted Invested Amount, the Class B Adjusted Invested Amount and the Collateral Invested Amount.

     "Available Cash Collateral Amount" shall mean, with respect to any Distribution Date, the lesser of (a) the amount on deposit in the Cash Collateral Account on such date (before giving effect to any deposit to, or withdrawal from, the Cash Collateral Account to be made with respect to such date) and (b) the Required Cash Collateral Amount as of such Distribution Date.

     "Available Expected Principal" for any date of determination with respect to each Monthly Period shall be equal to the excess of (a) the Expected Monthly Principal for such Monthly Period over (b) the sum of, without duplication, (i) all scheduled amortizations or accumulations of principal, including past due shortfalls as of such date of determination, for all Non-Variable Accumulation Series that are not scheduled to be in their revolving periods as of such Monthly Period and (ii) all Expected Monthly Principal collections projected by the Servicer to be allocable to any other Series with respect to which a Pay Out Event shall have occurred on or prior to such date of determination.

     "Available Finance Charge Collections" shall mean, with respect to any Distribution Date, an amount equal to the sum of (a) the product of the Floating Allocation Percentage and the amount of Collections of Finance Charge Receivables with respect to the related Monthly Period (including any investment earnings and certain other amounts that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement, but excluding any investment earnings constituting Principal Funding Investment Proceeds or Cash Collateral Investment Proceeds), (b) the Principal Funding Investment Proceeds, if any, with respect to such Distribution Date, (c) the Cash Collateral Investment Proceeds, if any, with respect to such Distribution Date,
(d) if the Reserve Account is funded, the amount, if any, withdrawn from the Reserve Account that, pursuant to Section 4.09(d), is required to be included in Available Finance Charge Collections with respect to such Distribution Date, (e) any Additional Finance Charges from other Series in Group One that are allocated to Series 1997-3 with respect to such Monthly Period in accordance with Section
4.05 of the Agreement and Section 4.07 hereof and (f) payments on deposit in the Collection Account as of the related Determination Date received by the Trust from the Interest Rate Protection Provider with respect to any Interest Rate Protection Agreements.

     "Available Principal Collections" shall mean, with respect to any Distribution Date, an amount equal to (a) the sum of (i) an aggregate amount equal to the sum for each day in the related Monthly Period of the product obtained by multiplying the Principal Allocation Percentage with respect to such day and the amount of such day's Collections of Principal Receivables, (ii) any Shared Principal Collections with respect to other Series that are allocated to Series 1997-3 in accordance with Section 4.04 of the Agreement and Section 4.08 hereof with respect to such Monthly Period and (iii) any other amounts that, pursuant to Section 4.05 hereof, are to be treated as Available Principal
Collections with respect to such Distribution Date, minus (b) Reallocated Principal Collections with respect to such Monthly Period.

     "Available Reserve Account Amount" shall mean, with respect to any Distribution Date, the lesser of (a) the amount on deposit in the Reserve Account on such date (before giving effect to any deposit to be made to the Reserve Account on such date) and (b) the Required Reserve Account Amount.

     "Base Rate" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of the Monthly Interest and the Monthly Servicing Fee based on an assumed Servicing Fee Rate of 2% per annum, in each case with respect to the related Distribution Date, and the denominator of which is the Invested Amount as of the last day of the immediately preceding Monthly Period.

     "Cash Collateral Account" shall have the meaning specified in Section 4.10(a).

     "Cash Collateral Account Investments" shall mean Eligible Investments.

     "Cash Collateral Account Surplus Amount" shall mean, with respect to any Distribution Date, the amount, if any, by which the Available Cash Collateral Amount exceeds the Required Cash Collateral Amount after giving effect to all deposits to and withdrawals from the Cash Collateral Account required to be made with respect to such Distribution Date.

     "Cash Collateral  Investment  Proceeds" shall have the meaning specified in
Section 4.10(b).

     "Class A Accumulation Period" shall mean, unless a Pay Out Event shall have occurred prior thereto, the period commencing at the close of business on the last Business Day of April 1999 (or such later date as is determined in accordance with Section 4.03(e)), and ending upon the first to occur of (a) the commencement of the Early Amortization Period, (b) the last Business Day of the Monthly Period immediately preceding the Distribution Date on which the Class A Invested Amount is paid in full to Class A Certificateholders and (c) the Termination Date.

     "Class A Accumulation Period Amount" shall mean for each Monthly Period an amount equal to the product of (i) Available Expected Principal for such Monthly Period and (ii) a fraction, the numerator of which is the Initial Invested Amount and the denominator of which is the sum of the Initial Invested Amount and the Initial Invested Amounts (as defined in the respective related Supplements) of all other Variable Accumulation Series that are not scheduled to be in their revolving periods as of such Monthly Period; provided that, for purposes of this definition, the commencement date of the accumulation period of each such Variable Accumulation Series shall be deemed to have been postponed to the latest permissible date, determined as if the provisions of Section 4.03(e) applied to each such Series with such changes as may be specified in the applicable Supplement with respect to such Series (applying such provisions first to the Variable Accumulation Series with the latest expected final payment date and next to each Series with the next preceding expected final payment date).


     "Class A Accumulation  Period  Length" shall have the meaning  specified in
Section 4.03(e).

     "Class A Additional Interest" shall have the meaning specified in Section 4.02(a).

     "Class A Adjusted Invested Amount" shall mean, with respect to any date of determination, an amount equal to the excess, if any, of the Class A Invested Amount over the Principal Funding Account Balance, if any, with respect to the Class A Certificates on such date.

     "Class  A  Certificate"  shall  mean  any  one of  the  Class  of  Investor
Certificates designated as "Providian Master Trust, Floating Rate Class A Asset-Backed Certificates, Series 1997-3" pursuant to Section 1.01(a), executed by the Banks and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1.

     "Class A Certificate Rate" shall mean, with respect to any Interest Period, a per annum rate equal to LIBOR as of the related LIBOR Determination Date, plus 0.11%.

     "Class A Certificateholder" shall mean the Person in whose name a Class A Certificate is registered in the Certificate Register.

     "Class A  Certificateholders'  Interest"  shall  mean that  portion  of the
Series   1997-3   Certificateholders'   Interest   evidenced   by  the  Class  A
Certificates.

     "Class A Charge-Off" shall have the meaning specified in Section 4.06(b).

     "Class A Controlled Accumulation Amount" shall mean, for any Distribution Date with respect to the Class A Accumulation Period, $23,770,833; provided that, if the commencement of the Class A Accumulation Period is modified pursuant to Section 4.03(e), (a) the Class A Controlled Accumulation Amount shall mean the amount specified in accordance with such Section on the date on which the Class A Accumulation Period has most recently been modified, (b) the Class A Controlled Accumulation Amount for each Monthly Period shall be no greater than the Class A Accumulation Period Amount for such Monthly Period and
(c) the sum of the Class A Controlled Accumulation Amounts for all Monthly Periods occurring during the modified Class A Accumulation Period shall not be less than the Class A Initial Invested Amount.

     "Class A Controlled Deposit Amount" shall mean, for any Distribution Date with respect to the Class A Accumulation Period, an amount equal to the sum of the Class A Controlled Accumulation Amount for such Distribution Date and any Class A Deficit Controlled Accumulation Amount for the immediately preceding Distribution Date.

     "Class A Defaulted Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Series 1997-3 Defaulted Amount for the related Monthly Period and (b) the Class A Percentage for such Monthly Period.

     "Class A Deficit Controlled Accumulation Amount" shall mean (a) on the first Distribution Date with respect to the Class A Accumulation Period, the excess, if any, of the Class A Controlled Accumulation Amount for such Distribution Date over the amount deposited in the Principal Funding Account as Class A Monthly Principal for such Distribution Date and (b) on each subsequent Distribution Date with respect to the Class A Accumulation Period, the excess, if any, of the Class A Controlled Accumulation Amount for such subsequent Distribution Date, plus any Class A Deficit Controlled Accumulation Amount for the prior Distribution Date, over the amount deposited in the Principal Funding Account as Class A Monthly Principal for such subsequent Distribution Date.

     "Class A Expected Final Payment Date" shall mean the May 2001 Distribution Date.

     "Class A Initial Invested Amount" shall mean the aggregate initial principal amount of the Class A Certificates, which is $570,500,000.

     "Class A Interest Shortfall" shall have the meaning specified in Section 4.02(a).

     "Class A Invested Amount" shall mean, with respect to any date of determination, an amount equal to (a) the Class A Initial Invested Amount, minus
(b) the aggregate amount of principal payments made to Class A Certificateholders prior to such date, minus (c) the excess, if any, of the aggregate amount of Class A Charge-Offs over the aggregate amount of Class A Charge-Offs reimbursed pursuant to Section 4.05(a)(v) prior to such date; provided, however, that the Class A Invested Amount shall not be reduced below zero.

     "Class A Monthly Interest" shall have the meaning specified in Section 4.02(a).

     "Class A Monthly Principal" shall have the meaning specified in Section 4.03(a).

     "Class A Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Adjusted Invested Amount as of the last day of the immediately preceding Monthly Period (or, in the case of the first Monthly Period, as of the Closing Date) and the denominator of which is the Adjusted Invested Amount as of the last day of such immediately preceding Monthly Period (or, in the case of the first Monthly Period, as of the Closing
Date).

     "Class B Accumulation Period" shall mean, unless a Pay Out Event shall have occurred prior thereto, the period commencing at the close of business on the last Business Day of the Monthly Period immediately preceding the Class A Expected Final Payment Date or, if the Class A Invested Amount is not paid in full on the Class A Expected Final Payment Date, at the close of business on the last business day of the second Monthly Period preceding the Distribution Date on which the Class A Invested Amount is paid in full and ending upon the first to occur of (a) the commencement of the Early Amortization Period, (b) the payment in full to Class B Certificateholders of the Class B Invested Amount and
(c) the Termination Date.

     "Class B Additional Interest" shall have the meaning specified in Section 4.02(b).

     "Class B Adjusted Invested Amount" shall mean, with respect to any date of determination, an amount equal to the Class B Invested Amount less the Principal Funding Account Balance, if any, with respect to the Class B Certificates on such date.

     "Class  B  Certificate"  shall  mean  any  one of  the  Class  of  Investor
Certificates designated as "Providian Master Trust, Floating Rate Class B Asset-Backed Certificates, Series 1997-3" pursuant to Section 1.01(a), executed by the Banks and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2.

     "Class B Certificate Rate" shall mean, with respect to any Interest Period, a per annum rate equal to LIBOR as of the related LIBOR Determination Date, plus 0.31%.

     "Class B Certificateholder" shall mean the Person in whose name a Class B Certificate is registered in the Certificate Register.

     "Class B  Certificateholders'  Interest"  shall  mean that  portion  of the
Series   1997-3   Certificateholders'   Interest   evidenced   by  the  Class  B
Certificates.

     "Class B Charge-Off" shall have the meaning specified in Section 4.06(c).

     "Class B Controlled Accumulation Amount" shall mean, for any Distribution Date with respect to the Class B Accumulation Period, $33,250,000, or such other amount as the Servicer may determine upon written notice to the Trustee prior to the commencement of the Class B Accumulation Period; provided, however, that Class B Controlled Accumulation Amount for each Distribution Date with respect to the Class B Accumulation Period (on or prior to the Class B Expected Final Payment Date) will be an amount determined by the Servicer such that the sum of the Class B Controlled Accumulation Amounts for all such Distribution Dates will not be less than the Class B Initial Invested Amount.

     "Class B Controlled Deposit Amount" shall mean, for any Distribution Date with respect to the Class B Accumulation Period, an amount equal to the sum of the Class B Controlled Accumulation Amount for such Distribution Date and any Class B Deficit Controlled Accumulation Amount for the immediately preceding Distribution Date.

     "Class B Defaulted Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Series 1997-3 Defaulted Amount for the related Monthly Period and (b) the Class B Percentage for such Monthly Period.

     "Class B Deficit Controlled Accumulation Amount" shall mean (a) on the first Distribution Date with respect to the Class B Accumulation Period, the excess, if any, of the Class B Controlled Accumulation Amount for such Distribution Date over the amount deposited in the Principal Funding Account as Class B Monthly Principal for such Distribution Date and (b) on each subsequent Distribution Date with respect to the Class B Accumulation Period, the excess, if any, of the Class B Controlled Accumulation Amount for such subsequent Distribution Date, plus any Class B Deficit Controlled Accumulation Amount for the prior Distribution Date, over the amount deposited in the Principal Funding Account as Class B Monthly Principal for such subsequent Distribution Date.

     "Class B Expected Final Payment Date" shall mean the July 2001 Distribution Date.

     "Class B Initial Invested Amount" shall mean the aggregate initial principal amount of the Class B Certificates, which is $66,500,000.

     "Class B Interest Shortfall" shall have the meaning specified in Section 4.02(b).

     "Class B Invested Amount" shall mean, with respect to any date of determination, an amount equal to (a) the Class B Initial Invested Amount, minus
(b) the aggregate amount of principal payments made to Class B Certificateholders prior to such date, minus (c) the aggregate amount by which the Class B Invested Amount has been reduced in respect of the application of Reallocated Class B Principal Collections on all prior Distribution Dates pursuant to Section 4.05(c), minus (d) the aggregate amount of Class B Charge-Offs prior to such date, plus (e) the aggregate amount of Available Finance Charge Collections applied on all prior Distribution Dates pursuant to
Section 4.05(a)(viii) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d); provided, however, that the Class B Invested Amount shall not be reduced below zero.

     "Class B Monthly Interest" shall have the meaning specified in Section 4.02(b).

     "Class B Monthly Principal" shall have the meaning specified in Section 4.03(b).

     "Class B Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Adjusted Invested Amount as of the last day of the immediately preceding Monthly Period (or, in the case of the first Monthly Period, as of the Closing Date) and the denominator of which is the Adjusted Invested Amount as of the last day of such immediately preceding Monthly Period (or, in the case of the first Monthly Period, as of the Closing
Date).

     "Class B Principal Commencement Date" shall mean the Distribution Date on which the Class A Invested Amount is paid in full or, if the Class A Invested Amount is paid in full on the Class A Expected Final Payment Date and the Early Amortization Period has not commenced, the Distribution Date following the Class A Expected Final Payment Date.

     "Class B Subordinated Additional Interest" shall have the meaning specified in Section 4.02(c).

     "Class B Subordinated Interest Shortfall" shall have the meaning specified in Section 4.02(c).

     "Class B Subordinated Monthly Interest" shall have the meaning specified in
Section 4.02(c).

     "Closing Date" shall mean June 11, 1997.

     "Collateral Agreement" shall mean the loan agreement relating to Series 1997-3 among the Sellers, the Servicer, the Trustee, the CIA Investors parties thereto from time to time and the Agent thereunder, dated as of the date hereof, as amended, supplemented or modified from time to time.

     "Collateral Defaulted Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (a) the Series 1997-3 Defaulted Amount for the related Monthly Period and (b) the Collateral Percentage for such Monthly Period.

     "Collateral Initial Invested Amount" shall mean the aggregate initial principal amount of the Collateral Interest, which is $63,000,000.

     "Collateral Interest" shall mean the Class of Investor Certificates designated as "Providian Master Trust, Collateral Interest, Series 1997-3" pursuant to Section 1.01(a), according to the terms specified in the Collateral Agreement.

     "Collateral   Interest  Holder"  shall  mean  the  entity  or  entities  so designated in the Collateral Agreement.

     "Collateral Interest Rate" shall mean the rate designated as such in the Collateral Agreement; provided, however, that the Collateral Interest Rate with respect to any Monthly Period shall not exceed LIBOR for such Monthly Period plus 1%.

     "Collateral Invested Amount" shall mean, with respect to any date of determination, an amount equal to (a) the Collateral Initial Invested Amount minus (b) the aggregate amount of principal payments made to the Collateral Interest Holder prior to such date and applied to the Collateral Invested Amount in accordance with the terms of the Collateral Agreement, minus (c) the aggregate amount by which the Collateral Invested Amount has been reduced in respect of the application of Reallocated Principal Collections on all prior Distribution Dates pursuant to Sections 4.05(b) and (c), minus (d) the aggregate amount by which the Collateral Invested Amount has been reduced on all prior Distribution Dates pursuant to Section 4.06, plus (e) the aggregate amount of Available Finance Charge Collections applied on all prior Distribution Dates pursuant to Section 4.05(a)(xii) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d); provided, however, that the Collateral Invested Amount shall not be reduced below zero.

     "Collateral Monthly Interest" shall have the meaning specified in Section 4.02(d).

     "Collateral Monthly Principal" shall have the meaning specified in Section 4.03(f).

     "Collateral Percentage" shall mean, with respect to any Monthly Period, 100% minus the sum of the Class A Percentage and the Class B Percentage.

     "Covered Amount" shall mean, for any Distribution Date with respect to the Class A Accumulation Period or the first Special Payment Date (on or prior to the Class A Expected Final Payment Date), an amount equal to the product of (a) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (b) the Class A Certificate Rate for such Interest Period and (c) the Principal Funding Account Balance, if any, with respect to the Class A Certificates as of the preceding Distribution Date.

     "Cut-Off Date" shall mean May 31, 1997.

     "Early Amortization Period" shall mean the period beginning at the close of business on the Business Day immediately preceding the day on which a Pay Out Event with respect to Series 1997-3 is deemed to have occurred, and ending upon the earlier to occur of (a) the payment in full to the Series 1997-3 Certificateholders of the Invested Amount and (b) the Termination Date.

     "Expected Monthly Principal" shall be equal to the product of (a) the lowest of the monthly principal payment rates (determined by dividing Collections of Principal Receivables during a calendar month by the amount of Principal Receivables in the Trust as of the last day of the preceding month, adjusted for additions and removals occurring after such last day), expressed as a decimal, for the 12 calendar months preceding the date of such calculation (or such lower principal payment rate as the Servicer may select) and (b) the sum of the Initial Invested Amounts (as defined in the respective related Supplements) of all outstanding Series, other than any Variable Funding Series.

     "Finance  Charge  Shortfall"  shall have the meaning  specified  in Section
4.07.

     "Floating Allocation Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Adjusted Invested Amount as of the last day of the immediately preceding Monthly Period and the denominator of which is the sum of the Principal Receivables in the Trust and the amount on deposit in the Special Funding Account as of the last day of such immediately preceding Monthly Period; provided, however, that, with respect to the first Monthly Period, the Floating Allocation Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Initial Invested Amount for the period from and including the Closing Date to and including the last day of such Monthly Period and the denominator of which is the sum of the Principal

Receivables in the Trust and the amount on deposit in the Special Funding Account as of the Cut-Off Date.

     "Group One" shall mean Series 1997-3 and each other Series specified in the Supplement for that Series to be included in Group One.

     "Initial Invested Amount" shall mean an amount equal to the sum of the Class A Initial Invested Amount, the Class B Initial Invested Amount and the Collateral Initial Invested Amount.

     "Interest Period" shall mean, with respect to any Distribution Date, the period from and including the preceding Distribution Date to but excluding such Distribution Date; provided, however, that the initial Interest Period shall commence on and include the Closing Date and end on but exclude the first Distribution Date.

     "Interest Rate Protection Agreement" shall mean, if applicable, any interest rate cap agreement, interest rate swap agreement or any other interest rate protection agreement assigned to the Trust for the benefit of the Series 1997-3 Certificateholders and any guarantee thereof.

     "Interest Rate Protection Provider" shall mean, if applicable, the Person specified in the Interest Rate Protection Agreement, in its capacity as obligor thereunder, and any Person acting as guarantor of the Interest Rate Protection Agreement.

     "Invested Amount" shall mean, with respect to any date of determination, an amount equal to the sum of the Class A Invested Amount, the Class B Invested Amount and the Collateral Invested Amount on such date.

     "LIBOR" shall mean, with respect to each day of each Interest Period (or portion thereof), the rate per annum shown on page 3750 of the Dow Jones &
Company Telerate screen or any successor page as the rate for United States Dollar deposits for a period of one month as of 11:00 a.m., London time, on the LIBOR Determination Date for such Interest Period; provided, however, that if no such rate is shown, LIBOR shall be the rate per annum (rounded upwards, if necessary, to the nearest one-sixteenth of one percent) based on the offered rates for United States Dollar deposits for a period of one month as displayed on page "LIBO" of the Reuters Monitor Money Rates Service or any successor page as of 11:00 a.m., London time, on the LIBOR Determination Date for such Interest Period, it being understood that if at least two such rates appear on such page, the rate shall be the arithmetic mean of such displayed rates; and provided further, that (i) if fewer than two such rates are displayed, LIBOR shall be the rate per annum (rounded upwards, if necessary, to the nearest one-sixteenth of one percent) equal to the arithmetic mean of the rates at which deposits in United States Dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on the LIBOR Determination Date for such Interest Period to prime banks in the London interbank market for a period of one month and (ii) if fewer than two such rates are provided as requested, LIBOR shall be the rate per annum (rounded upwards, if necessary, to the nearest one-sixteenth of one percent) equal to the arithmetic mean of the rates quoted by two or more major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on the LIBOR Determination Date for such Interest Period to leading European banks for United States Dollar deposits for a period of one month. If fewer than two major banks in New York City are quoting rates for such deposits at such time, the rate for that day shall be deemed to be the rate as determined with respect to the preceding Interest Period.

     "LIBOR Determination Date" shall mean, with respect to any Interest Period, the second London Business Day prior to the commencement of such Interest Period.

     "London Business Day" shall mean a Business Day on which dealings in deposits in United States Dollars are transacted in the London interbank market.

     "Monthly Interest" shall mean, with respect to any Distribution Date, an amount equal to the sum of the Class A Monthly Interest, the Class B Monthly Interest and the Collateral Monthly Interest with respect to such Distribution Date.

     "Monthly Servicing Fee" shall have the meaning specified in Section 3.01.

     "Non-Variable Accumulation Series" shall mean Series 1993-2 and each outstanding Series that is not a Variable Funding Series or a Variable Accumulation Series.

     "Payment  Date" shall mean any  Distribution  Date and any Special  Payment
Date.

     "Portfolio Yield" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is equal to (a) an amount equal to the product obtained by multiplying the Floating Allocation Percentage with respect to such Monthly Period and the amount of Collections of Finance Charge Receivables with respect to such Monthly Period (including any investment earnings and certain other amounts that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement but excluding any investment earnings constituting Cash Collateral Investment Proceeds or Principal Funding Investment Proceeds), calculated on a cash basis, plus (b) any Additional Finance Charges from other Series in Group One that are allocated to Series 1997-3 with respect to such Monthly Period in accordance with Section 4.05 of the Agreement and Section 4.07 hereof, calculated on a cash basis, plus (c) the amount of Cash Collateral Investment Proceeds, if any, for the Distribution Date with respect to such Monthly Period, plus (d) the amount of Principal Funding Investment Proceeds, if any, for the Distribution Date with respect to such Monthly Period, plus (e) if the Reserve Account is funded, the amount, if any, withdrawn from the Reserve Account that, pursuant to Section 4.09(d), is required to be included as Available Finance
Charge Collections for the Distribution Date with respect to such Monthly Period, minus (f) the Series 1997-3 Defaulted Amount for the Distribution Date with respect to such Monthly Period, and the denominator of which is the Invested Amount as of the last day of the immediately preceding Monthly Period.

     "Principal Allocation Percentage" shall mean, with respect to any date of determination during a Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is (i) during the Revolving Period, the Invested Amount as of the last day of the immediately preceding Monthly Period and (ii) during the Class A Accumulation Period, the Class B Accumulation Period or the Early Amortization Period, the Invested Amount as of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the Principal Receivables in the Trust and the amount on deposit in the Special Funding Account as of the last day of such immediately preceding Monthly Period and (b) the sum of the numerators used to calculate the principal allocation percentages for all Series outstanding as of such date of determination.

     "Principal Funding Account" shall have the meaning specified in Section 4.03(c)(i).

     "Principal Funding Account Balance" shall mean, with respect to any date of determination, the principal amount, if any, on deposit in the Principal Funding Account on such date (after giving effect to any deposits to, or withdrawals from, the Principal Funding Account before or on such date).

     "Principal Funding Investment Proceeds" shall have the meaning specified in
Section 4.03(c)(ii).

     "Principal Shortfall" shall have the meaning specified in Section 4.08.

     "Reallocated Class B Principal Collections" shall mean, with respect to any Monthly Period, the lesser of (a) an amount equal to the excess, if any, of the full amount required to be paid pursuant to Sections 4.05(a)(i), (iii) and (iv) over the amount of the Available Finance Charge Collections, Available Cash Collateral Amount and Reallocated Collateral Principal Collections applied with respect thereto for such Monthly Period and (b) the sum for each day of the related Monthly Period of the product obtained by multiplying (i) the Principal Allocation Percentage with respect to such day, (ii) the amount of such day's Collections of Principal Receivables and (iii) the Class B Percentage as of the last day of the immediately preceding Monthly Period.

     "Reallocated Collateral Principal Collections" shall mean, with respect to any Monthly Period, the lesser of (a) an amount equal to the excess, if any, of the Required Amount over the Available Cash Collateral Amount applied with respect thereto for such Monthly Period and (b) the sum for each day of the related Monthly Period of the product obtained by multiplying (i) the Principal Allocation Percentage with respect to such day, (ii) the amount of such day's Collections of Principal Receivables and (iii) the Collateral Percentage as of the last day of the immediately preceding Monthly Period.

     "Reallocated Principal Collections" shall mean, with respect to any Monthly Period, the sum of (a) Reallocated Class B Principal Collections with respect to such Monthly Period and (b) Reallocated Collateral Principal Collections with respect to such Monthly Period.

     "Reassignment Amount" shall mean, with respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (a) the Adjusted Invested Amount on such Distribution Date, plus (b) Monthly Interest for such Distribution Date and any Monthly Interest previously due but not distributed to the Series 1997-3 Certificateholders on any prior Distribution Date, plus (c) the amount of Class A Additional Interest and Class B Additional Interest, if any, for such Distribution Date and any Class A Additional Interest and Class B Additional Interest previously due but not distributed to the Class A Certificateholders and the Class B Certificateholders on any prior Distribution Date, plus (d) Class B Subordinated Monthly Interest for such Distribution Date and any Class B Subordinated Monthly Interest previously due but not distributed to the Class B Certificateholders on any prior Distribution Date, plus (e) the amount of Class B Subordinated Additional Interest, if any, for such Distribution Date and any Class B Subordinated Additional Interest previously due but not distributed to the Class B Certificateholders on any prior Distribution Date.

     "Reference Banks" shall mean two or more major banks in the London interbank market selected by the Servicer.

     "Required Amount" shall have the meaning specified in Section 4.04.

     "Required Cash Collateral Amount" shall mean $21,000,000.

     "Required Collateral Invested Amount" shall mean the excess, if any, of (a) the Required Enhancement Amount over (b) the Required Cash Collateral Amount.

     "Required Enhancement Amount" shall mean with respect to any Distribution Date, 12% of the Adjusted Invested Amount on such Distribution Date after taking into account any adjustments to the Adjusted Invested Amount on such Distribution Date, but not less than $21,000,000; provided, however, that (i) if a Pay Out Event with respect to Series 1997-3 has occurred, the Required
Enhancement Amount for any Distribution Date shall equal the Required Enhancement Amount for the Distribution Date immediately preceding such Pay Out Event, (ii) in no event shall the Required Enhancement Amount exceed the outstanding principal amount of the Class A Certificates and the Class B Certificates, as of the last day of the Monthly Period preceding such Distribution Date after taking into account the payments to be made on such Distribution Date and (iii) the Required Enhancement Amount may be reduced, at the Sellers' option at any time, to a lesser amount if prior written notice of such reduction is given to the Collateral Interest Holder and the Sellers, the Servicer and the Trustee have been provided evidence that the Rating Agency Condition shall have been satisfied.

     "Required Reserve Account Amount" if applicable, shall mean, with respect to any Distribution Date prior to the Reserve Account Funding Date, $0, and on or after the Reserve Account Funding Date, a percentage selected by the Servicer upon written notice to the Trustee (not to exceed 0.50% of the Class A Invested Amount as of such Distribution Date (after giving effect to all changes therein on such date).

     "Reserve  Account"  if  applicable,  shall have the  meaning  specified  in
Section 4.09(a).

     "Reserve Account Funding Date" if applicable, shall be selected by the Servicer and shall mean the Distribution Date with respect to the Monthly Period that commences no more than 12 months prior to the Monthly Period that commences the Class A Accumulation Period.

     "Reserve Account Surplus" shall mean, if applicable, as of any date of determination, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

     "Reserve Draw Amount" if  applicable,  shall have the meaning  specified in
Section 4.09(c).

     "Revolving Period" shall mean the period beginning at the close of business on the Cut-Off Date and ending on the earlier of (a) the close of business on the day the Class A Accumulation Period commences and (b) the close of business on the day the Early Amortization Period commences.

     "Series 1997-3" shall mean the Series of Investor Certificates the terms of which are specified in this Supplement, including the Class consisting of the Class A Certificates, the Class consisting of the Class B Certificates and the Class consisting of the Collateral Interest.

     "Series 1997-3 Certificate" shall mean any one of the Class A Certificates, the Class B Certificates, or the Collateral Interest.

     "Series 1997-3 Certificateholder" shall mean any one of the Class A Certificateholders, the Class B Certificateholders or the Collateral Interest Holder.

     "Series 1997-3 Certificateholders' Interest" shall mean that portion of the Certificateholders' Interest evidenced by the Series 1997-3 Certificates.

     "Series  1997-3  Defaulted   Amount"  shall  mean,  with  respect  to  each
Distribution Date, an amount equal to the product of (i) the Defaulted Amount for the related Monthly Period and (ii) the Floating Allocation Percentage for such Monthly Period.

     "Servicing Fee Rate" shall mean (a) for such time as FDNB or any of its Affiliates is the Servicer, 1.75% per annum and (b) at all other times, a percentage determined by the Trustee in accordance with Section 10.02 of the Agreement which shall not exceed 2.00% per annum.

     "Special Payment Date" shall mean each Distribution Date with respect to the Early Amortization Period.

     "Termination Date" shall mean the December 2005 Distribution Date.

     "Transfer Date Reserve Account Surplus Amount" shall have the meaning specified in Section 4.09(e).

     "United States Dollars or "$" shall mean the lawful currency of the United States of America.

     "Variable Accumulation Series" shall mean each outstanding Series, other than Series 1993-2 and any Variable Funding Series, for which, pursuant to the terms of the related Supplement, at the time a determination is made pursuant to
Section 4.03(e), the commencement date of the Accumulation Period may be changed.

     "Variable Funding Series" shall mean Series 1993-3 and any other Series designated in the related Supplement as a Variable Funding Series.

     (b) Notwithstanding anything to the contrary in this Supplement or the Agreement, the term "Rating Agency" shall mean, whenever used in this Supplement or the Agreement with respect to Series 1997-3, Moody's and Standard & Poor's. As used in this Supplement and in the Agreement with respect to Series 1997-3, "highest investment category" shall mean (i) in the case of Standard & Poor's, A-1+ or AAA, as applicable, and (ii) in the case of Moody's, P-1 or Aaa, as applicable.

     (c) All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Agreement.

     (d) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Supplement shall refer to this Supplement as a whole and not to any particular provision of this Supplement; references to any Article, Section or Exhibit are references to Articles, Sections and Exhibits in or to this Supplement unless otherwise specified; and the term "including" means "including without limitation".


                                   ARTICLE III

                                    Servicer

     Section 3.01. Servicing Compensation. The share of the Servicing Fee allocable to the Series 1997-3 Certificateholders with respect to any Distribution Date (the "Monthly Servicing Fee") shall be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) (i) the Adjusted Invested Amount as of the last day of the Monthly Period preceding such Distribution Date, minus (ii) the product of the amount, if any, on deposit in the Special Funding Account as of the last day of such Monthly Period and the Floating Allocation Percentage with respect to such Monthly Period; provided, however, that with respect to the first Distribution Date, the Monthly Servicing Fee shall be equal to the product of (x) 1.75%, (y) the Initial Invested Amount and
(z) a fraction, the numerator of which is the actual number of days in the period from and including the Closing Date to and including the last day of the Monthly Period immediately preceding the first Distribution Date and the denominator of which is 360. The remainder of the Servicing Fee (i.e., the portion not allocated to the Series 1997-3 Certificateholders' Interest) shall be paid by the Sellers or the Certificateholders of other Series (as provided in the related Supplements) and in no event shall the Trust, the Trustee or the Series 1997-3 Certificateholders be liable for the share of the Servicing Fee to be paid by the Sellers or the Certificateholders of any other Series. The Monthly Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in respect thereof pursuant to Section 4.05(a)(iii) and Sections 4.05(b) and (c).

                                   ARTICLE IV

                   Rights of Series 1997-3 Certificateholders;
                    Allocation and Application of Collections

     Section 4.01. Collections and Allocations. The Servicer shall apply, or shall instruct the Trustee, upon written notice substantially in the form of Exhibit B, to apply, all collections and other funds on deposit in the Collection Account that are allocated to the Series 1997-3 Certificates as described in this Article IV.

     Section 4.02. Determination of Monthly Interest. (a) The amount of monthly interest ("Class A Monthly Interest") distributable from the Collection Account with respect to the Class A Certificates on any Distribution Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (ii) the Class A Certificate Rate and (iii) the outstanding principal amount of the Class A Certificates as of the immediately preceding Record Date.

     On or before each Distribution Date, the Servicer shall determine the excess, if any (the "Class A Interest Shortfall"), of (x) the Class A Monthly
Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class A Monthly Interest on such
Distribution Date. With respect to any Distribution Date, if the Class A Interest Shortfall with respect to the preceding Distribution Date is greater than zero, an amount ("Class A Additional Interest") equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (ii) the Class A Certificate Rate and (iii) such Class A Interest Shortfall (or the portion thereof which has not been paid to Class A Certificateholders) shall be payable as provided herein with respect to the Class A Certificates on each Distribution Date following the Distribution Date on which such Class A Interest Shortfall occurs to and including the Distribution Date on which such Class A Interest Shortfall is paid to Class A Certificateholders. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to Class A Certificateholders only to the extent permitted by applicable law.

     (b)  The  amount  of  monthly   interest   ("Class  B  Monthly   Interest")
distributable from the Collection Account with respect to the Class B Certificates on any Distribution Date shall be an amount equal to the product of
(i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (ii) the Class B Certificate Rate and (iii) the Class B Invested Amount as of the immediately preceding Record Date.

     On or before each Distribution Date, the Servicer shall determine the excess, if any (the "Class B Interest Shortfall"), of (x) the Class B Monthly
Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class B Monthly Interest on such
Distribution Date. With respect to any Distribution Date, if the Class B Interest Shortfall with respect to the preceding Distribution Date is greater than zero, an amount ("Class B Additional Interest") equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (ii) the Class B Certificate Rate and (iii) such Class B Interest Shortfall (or the portion thereof which has not been paid to Class B Certificateholders) shall be payable as provided herein with respect to the Class B Certificates on each Distribution Date following the Distribution Date on which such Class B Interest Shortfall occurs to and including the Distribution Date on which such Class B Interest Shortfall is paid to Class B Certificateholders. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to Class B Certificateholders only to the extent permitted by applicable law.

     (c) The amount of subordinated monthly interest ("Class B Subordinated Monthly Interest") distributable from the Collection Account with respect to the Class B Certificates on any Distribution Date shall be an amount equal to the excess, if any, of (x) an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (ii) the Class B Certificate Rate and (iii) the outstanding principal amount of the Class B Certificates as of the immediately preceding Record Date over (y) the Class B Monthly Interest for such Distribution Date.

     On or before each Distribution Date, the Servicer shall determine the excess, if any (the "Class B Subordinated Interest Shortfall"), of (x) the Class B Subordinated Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class B
Subordinated Monthly Interest on such Distribution Date. With respect to any Distribution Date, if the Class B Subordinated Interest Shortfall with respect to the preceding Distribution Date is greater than zero, an amount ("Class B Subordinated Additional Interest") equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (ii) the Class B Certificate Rate and (iii) such Class B Subordinated Interest Shortfall (or the portion thereof which has not been paid to Class B Certificateholders) shall be payable as provided herein with respect to the Class B Certificates on each Distribution Date following the Distribution Date on which such Class B Subordinated Interest Shortfall occurs to and including the Distribution Date on which such Class B Subordinated Interest Shortfall is paid to Class B Certificateholders. Notwithstanding anything to the contrary herein, Class B Subordinated Additional Interest shall be payable or distributed to Class B Certificateholders only to the extent permitted by applicable law.

     (d)  The  amount  of  monthly  interest   ("Collateral  Monthly  Interest")
distributable from the Collection Account with respect to the Collateral Interest on any Distribution Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (ii) the Collateral Interest Rate and (iii) the Collateral Invested Amount as of the last Business Day of the preceding Monthly Period.

     Section 4.03. Determination of Class A Monthly Principal, Class B Monthly Principal and Collateral Monthly Principal; Principal Funding Account; Class A Accumulation Period. (a) The amount of monthly principal ("Class A Monthly Principal") distributable from the Collection Account with respect to the Class A Certificateholders' Interest on each Distribution Date beginning with the first to occur of (i) the first Special Payment Date, if any, and (ii) the first Distribution Date with respect to the Class A Accumulation Period, shall be equal to the least of (x) Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date, (y) for each Distribution Date with respect to the Class A Accumulation Period and on or prior to the Class A Expected Final Payment Date, the Class A Controlled Deposit Amount for such Distribution Date and (z) the Class A Adjusted Invested Amount on such Distribution Date.

     (b) The amount of monthly principal ("Class B Monthly Principal") distributable from the Collection Account with respect to the Class B Certificateholders' Interest on each Distribution Date beginning with the Class B Principal Commencement Date, shall be equal to the least of (x) Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date (less the portion of Available Principal Collections applied to Class A Monthly Principal on such Distribution Date), (y) for each Distribution Date with respect to the Class B Accumulation Period (on or prior to the Class B Expected Final Payment Date) provided that the Class A Invested Amount was paid in full on the Class A Expected Final Payment Date, the Class B Controlled Deposit Amount for such Distribution Date and (z) the Class B Adjusted Invested Amount on such Distribution Date.

     (c) (i) The Servicer, for the benefit of the Class A Certificateholders and the Class B Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Principal Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Certificate-holders and the Class B Certificateholders. The Principal Funding Account shall initially be established with Bankers Trust Company.

     (ii) At the direction of the Servicer, funds on deposit in the Principal Funding Account shall be invested by the Trustee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Trustee for the benefit of the Class A Certificate-holders and the Class B Certificateholders; provided that, on each Distribution Date all interest and other investment income (net of losses and investment expenses) ("Principal Funding Investment Proceeds") on funds on deposit therein shall be applied as set forth in paragraph (iii) below. Funds on deposit in the Principal Funding Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Transfer Date preceding the following Distribution Date. No such Eligible Investment in the Principal Funding Account shall be disposed of prior to its maturity; provided, however, that the Trustee shall sell, liquidate or dispose of such Eligible Investment before its maturity, at the written direction of the Servicer, if such sale, liquidation or disposal would not result in a loss of all or part of the principal portion of such Eligible Investment (the Trustee shall not be responsible for determining whether such a loss would result) or if, prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment. Unless the Servicer directs otherwise, funds deposited in the Principal Funding Account on a Transfer Date (which immediately precedes a Payment Date) upon the maturity of any Eligible Investments are not required to be invested overnight.

     (iii) On each Distribution Date with respect to the Class A Accumulation Period and the Class B Accumulation Period and on the first Special Payment Date, the Servicer shall direct the Trustee to withdraw from the Principal Funding Account and deposit into the Collection Account all Principal Funding Investment Proceeds then on deposit in the Principal Funding Account and such Principal Funding Investment Proceeds shall be treated as a portion of Available Finance Charge Collections for such Distribution Date.

    (iv) Reinvested interest and other investment income on funds deposited in the Principal Funding Account shall not be considered to be principal amounts on deposit therein for purposes of this Supplement.

     (d) (i) The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Class A Certificateholders and the Class B Certificateholders. If, at any time, the Principal Funding Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Principal Funding Account meeting the conditions specified in paragraph (c)(i) above as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Principal Funding Account.

     (ii) Pursuant to the authority granted to the Servicer in Section 3.01(b) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Principal Funding Account for the purposes of carrying out the Servicer's or Trustee's duties hereunder. Pursuant to the authority granted to the Paying Agent in Section 5.01 of this Supplement and Section 6.07 of the Agreement, the Paying Agent shall have the power, revocable by the Trustee, to withdraw funds from the Principal Funding Account for the purpose of making distributions to the Class A Certificateholders and the Class B Certificateholders.

     (e) The Class A Accumulation Period is scheduled to commence at the close of business on the last Business Day of April 1999; provided, however, that if the Class A Accumulation Period Length on any Determination Date (determined as described below) is less than twenty-four months, upon notice to the Trustee, the Sellers, each Rating Agency and the Collateral Interest Holder, the Servicer, at its option, may elect to modify the date on which the Class A Accumulation Period actually commences to the last Business Day of any month that precedes the month that is the number of months prior to the Class A Expected Final Payment Date equal to the Class A Accumulation Period Length; provided, however, that (i) the length of the Class A Accumulation Period shall not be less than one month; and (ii) notwithstanding any other provision of this Supplement to the contrary, no election to postpone the commencement of the Class A Accumulation Period shall be made after a Pay Out Event (as defined in the related Supplement) shall have occurred and is continuing with respect to any other Series. On each Determination Date, the Servicer shall determine the "Class A Accumulation Period Length," which shall equal the number of months such that the Class A Accumulation Period Amount for the Monthly Period immediately preceding the Class A Expected Final Payment Date, when aggregated with the Class A Accumulation Period Amounts for each preceding Monthly Period, shall equal or exceed the Class A Initial Invested Amount. Any notice by the Servicer electing to modify the commencement of the Class A Accumulation Period pursuant to this subsection (e) shall specify (i) the Class A Accumulation Period Length, (ii) the commencement date of the Class A Accumulation Period and
(iii) the Class A Controlled Accumulation Amount with respect to each Monthly Period preceding the Class A Expected Final Payment Date.

     (f)  The  amount,  if  any,  of  monthly  principal   ("Collateral  Monthly
Principal") distributable from the Collection Account with respect to the Collateral Interest on each Distribution Date:

          (i) for any Distribution Date prior to the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount are paid in full, shall be an amount equal to the lesser of (A) Available Principal Collections not applied to Class A Monthly Principal or Class B Monthly Principal on such Distribution Date and (B) the excess, if any, of (x) the Collateral Invested Amount over (y) the Required Collateral Invested Amount (after giving effect to any adjustments made to the Required Collateral Invested Amount on such Distribution Date); and

          (ii) beginning with the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount are paid in full, shall be an amount equal to Available Principal Collections with respect to such Distribution Date (minus the portion of any Available Principal Collections applied to Class A Monthly Principal or Class B Monthly Principal on such Distribution Date);

provided, however, that with respect to any Distribution Date, Collateral Monthly Principal shall not exceed the Collateral Invested Amount.

     Section 4.04. Required Amount. With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the "Required Amount"), if any, by which (i) the full amount required to be paid pursuant to Sections 4.05(a)(i), (ii), (iii), (iv) and (vii) for such Distribution Date exceeds (ii) the amount of Available Finance Charge Collections to be applied thereto for such Distribution Date. The Servicer shall give the Trustee notice of the Required Amount on any Determination Date on which the Servicer determines that the Required Amount is greater than zero.

     Section 4.05. Application of Available Finance Charge Collections and Available Principal Collections. The Servicer shall apply (if FDNB is the Servicer and the Collection Account is maintained with FDNB) or shall cause the Trustee to apply, on each Distribution Date, Available Finance Charge Collections, Reallocated Principal Collections and Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date, to make the following distributions:

     (a) On each Distribution Date, Available Finance Charge Collections with respect to such Distribution Date shall be distributed in the following priority:

          (i) an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest previously due but not distributed to Class A Certificateholders on a prior Distribution Date, plus the amount of any Class A

     Additional Interest for such Distribution Date and any Class A Additional Interest previously due but not distributed to Class A Certificateholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to the Class A Certificateholders;

          (ii) an amount equal to Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Monthly Interest previously due but not distributed to Class B Certificateholders on a prior Distribution Date, plus the amount of any Class B Additional Interest for such Distribution Date and any Class B Additional Interest previously due but not distributed to Class B Certificateholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to the Class B Certificateholders;

          (iii) an amount equal to the Monthly Servicing Fee for such Distribution Date, plus the amount of any Monthly Servicing Fee previously due but not distributed to the Servicer on any prior Distribution Date, shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account in accordance with Section 4.03(a) of the Agreement);

          (iv) an amount equal to the Class A Defaulted Amount for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date;

          (v) an amount equal to the aggregate amount of Class A Charge-Offs that have not been previously reimbursed shall be treated as a portion of Available Principal Collections for such Distribution Date;

          (vi) an amount equal to Class B Subordinated Monthly Interest for such Distribution Date, plus the amount of any Class B Subordinated Monthly Interest previously due but not distributed to Class B Certificateholders on a prior Distribution Date, plus the amount of any Class B Subordinated Additional Interest for such Distribution Date and any Class B Subordinated Additional Interest previously due but not distributed to Class B

     Certificateholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to the Class B Certificateholders;

          (vii) an amount equal to the Class B Defaulted Amount for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date;

          (viii) an amount equal to the aggregate amount by which the Class B Invested Amount has been reduced pursuant to clauses (c) and (d) of the definition of "Class B Invested Amount" (but not in excess of the amount of such reductions that have not been previously reimbursed) shall be treated as a portion of Available Principal Collections with respect to such Distribution Date;

          (ix) an amount equal to the Collateral Monthly Interest, plus the amount of any Collateral Monthly Interest previously due but not paid to the Collateral Interest Holder on any prior Distribution Date, shall be paid to the Collateral Interest Holder for application in accordance with the Collateral Agreement;

          (x) an amount equal to the Collateral Defaulted Amount for such Distribution Date shall be treated as a portion of Available Principal Collections with respect to such Distribution Date;

          (xi) if the Reserve Account is being funded, on each Distribution Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described in Section 4.09(f), an amount up to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account;

          (xii) an amount equal to the aggregate amount by which the Collateral Invested Amount has been reduced pursuant to clauses (c) and (d) of the definition of "Collateral Invested Amount" (but not in excess of the amount of such reductions that have not been previously reimbursed) shall be treated as a portion of Available Principal Collections with respect to such Distribution Date;

          (xiii) an amount up to the excess, if any, of the Required Cash Collateral Amount over the remaining Available Cash Collateral Amount shall be deposited into the Cash Collateral Account;

          (xiv) an amount equal to the aggregate of any other amounts then due to the Collateral Interest Holder pursuant to the Collateral Agreement (to the extent such amounts are payable pursuant to the Collateral Agreement out of "Available Non-Principal Funds" (as defined therein)) shall be applied in accordance with the Collateral Agreement; and

          (xv) the balance, if any, shall constitute Additional Finance Charges for such Distribution Date and shall be available for allocation to other Series in Group One or to the Sellers as described in Section 4.05 of the Agreement.

     (b) On each Distribution Date, Reallocated Collateral Principal Collections shall be distributed to fund any excess of the Required Amount over the Available Cash Collateral Amount applied thereto for such Distribution Date, the amount of such Reallocated Collateral Principal Collections being applied to the components of the Required Amount in the same priority as amounts are applied to such components from Available Finance Charge Collections pursuant to Section 4.05(a), and the Collateral Invested Amount (after giving effect to reductions in the Collateral Invested Amount on such Distribution Date pursuant to Section 4.06(a) in respect of the amount by which the Collateral Defaulted Amount exceeded the amount of Available Finance Charge Collections available to fund the Collateral Defaulted Amount) shall be reduced by the amount of such Reallocated Collateral Principal Collections.

     (c) On each Distribution Date, Reallocated Class B Principal Collections shall be distributed to fund any excess of the full amount required to be paid pursuant to Sections 4.05(a)(i), (iii) and (iv) for such Distribution

Date over the amount of Available Finance Charge Collections, the Available Cash Collateral Amount and Reallocated Collateral Principal Collections applied thereto for such Distribution Date, the amount of such Reallocated Class B Principal Collections being applied to fund any deficiency pursuant to Sections 4.05(a)(i), (iii) and (iv) in the same priority as amounts are applied to such Sections from Available Finance Charge Collections pursuant to Section 4.05(a), and the Collateral Invested Amount (after giving effect to reductions in the Collateral Invested Amount on such Distribution date (i) pursuant to Section 4.05(b) in respect of the application of Reallocated Collateral Principal Collections and (ii) pursuant to Section 4.06(a) in respect of the amount by which the Collateral Defaulted Amount exceeded the amount of Available Finance Charge Collections available to fund the Collateral Defaulted Amount) shall be reduced by the amount of such Reallocated Class B Principal Collections. In the event that such reduction would cause the Collateral Invested Amount to be reduced below zero, the Collateral Invested Amount shall be reduced to zero and the Class B Invested Amount (after giving effect to reductions in the Class B Invested Amount pursuant to Section 4.06(c) in respect of the amount by which the Class B Defaulted Amount exceeded the amount of Available Finance Charge Collections, the Available Cash Collateral Amount and Reallocated Collateral Principal Collections available to fund the Class B Defaulted Amount) shall be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero.

     (d) On each Distribution Date with respect to the Revolving Period, an amount equal to the Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be distributed in the following priority:

          (i) an amount equal to Collateral Monthly Principal, if any, for such Distribution Date shall be distributed to the Collateral Interest Holder for application in accordance with the Collateral Agreement; and

          (ii) the balance, if any, of such Available Principal Collections then on deposit in the Collection Account shall be treated as Shared Principal Collections and applied in accordance with Section 4.04 of the Agreement.

     (e) On each Distribution Date during the period beginning on the earlier to occur of (w) the first Distribution Date with respect to the Class A Accumulation Period and (x) the first Special Payment Date and ending on the earlier to occur of (y) the payment in full to Series 1997-3 Certificateholders of the Invested Amount and (z) the Termination Date, an amount equal to the Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be distributed in the following priority:

          (i) an amount equal to Class A Monthly Principal for such Distribution Date shall be deposited into the Principal Funding Account, and on the Class A Expected Final Payment Date and each Distribution Date thereafter, and on each Special Payment Date, such amounts shall be applied in accordance with Section 5.01(b);

          (ii) an amount equal to Class B Monthly Principal for such Distribution Date shall be deposited into the Principal Funding Account, and on the earlier of the Class B Expected Final Payment Date and the Distribution Date on which the Class A Invested Amount is paid in full if such Distribution Date is after the Class A Expected Final Payment Date, and each Distribution Date thereafter, and on each Special Payment Date, such amounts shall be applied in accordance with Section 5.01(d);

          (iii) an amount equal to the Collateral Monthly Principal, if any, for such Distribution Date shall be distributed to the Collateral Interest Holder for application in accordance with the Collateral Agreement; and

          (iv) the balance, if any, of Available Principal Collections then on deposit in the Collection Account shall be treated as Shared Principal

     Collections and applied in accordance with Section 4.04 of the Agreement.

     Section 4.06. Defaulted Amounts; Charge-Offs. (a) If, on any Distribution Date, the Collateral Defaulted Amount exceeds the amount of Available Finance Charge Collections available to fund the Collateral Defaulted Amount pursuant to
Section 4.05(a)(x) on such Distribution Date, then the Collateral Invested Amount shall be reduced by the amount of such excess; provided, however, that the Collateral Invested Amount shall not be reduced below zero. Such reductions shall thereafter be reimbursed and the Collateral Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed reductions) on any Distribution Date by the amount of Available Finance Charge Collections allocated and available for that purpose pursuant to 4.05(a)(xii).

     (b) On each Determination Date, the Servicer shall calculate the Class A Defaulted Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Class A Defaulted Amount for the related Monthly Period exceeds the amount of Available Finance Charge Collections, the Available Cash Collateral Amount and Reallocated Principal Collections applied thereto on such Distribution Date, the Collateral Invested Amount (after giving effect to reductions in the Collateral Invested Amount on such Distribution Date (i) pursuant to Sections 4.05(b) and (c) in respect of the application of Reallocated Principal Collections and (ii) pursuant to Section 4.06(a) in respect of the amount by which the Collateral Defaulted Amount exceeded the amount of Available Finance Charge Collections available to fund the Collateral Defaulted Amount) shall be reduced by the amount of such excess. In the event that such reduction would cause the Collateral Invested Amount to be reduced below zero, the Collateral Invested Amount shall be reduced to zero and the Class B Invested Amount (after giving effect to reductions in the Class B Invested Amount on such Distribution Date (i) pursuant to Section 4.05(c) in respect of the application of Reallocated Class B Principal Collections and (ii) pursuant to Section 4.06(c) in respect of the amount by which the Class B Defaulted Amount exceeded the amount of Available Finance Charge Collections, the Available Cash Collateral Amount and Reallocated Collateral Principal Collections available to fund the Class B Defaulted Amount) shall be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero. In the event that such reduction would cause the Class B Invested Amount to be reduced below zero, the Class B Invested Amount shall be reduced to zero and the Class A Invested Amount shall be reduced by the amount by which the Class B Invested Amount would have been reduced below zero (a "Class A Charge-Off"). Class A Charge-Offs shall thereafter be reimbursed and the Class A Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Class A Charge-Offs) on any Distribution Date by the amount of Available Finance Charge Collections allocated and available for that purpose pursuant to Section 4.05(a)(v).

     (c) On each Determination Date, the Servicer shall calculate the Class B Defaulted Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Class B Defaulted Amount for the related Monthly Period exceeds the amount of Available Finance Charge Collections, the Available Cash Collateral Amount and Reallocated Collateral Principal Collections applied thereto for such Distribution Date, the Collateral Invested Amount (after giving effect to reductions in the Collateral Invested Amount on such Distribution Date
(i) pursuant to Section 4.05(b) in respect of the application of Reallocated Collateral Principal Collections, (ii) pursuant to Section 4.06(a) in respect of the amount by which the Collateral Defaulted Amount exceeded the amount of Available Finance Charge Collections available to fund the Collateral Defaulted Amount and (iii) pursuant to Section 4.06(b) in respect of the amount by which the Class A Defaulted Amount exceeded the amount of Available Finance Charge Collections, the Available Cash Collateral Amount and Reallocated Principal Collections available to fund the Class A Defaulted Amount) shall be reduced by the amount of such excess. In the event that such reduction would cause the Collateral Invested Amount to be reduced below zero, the Collateral Invested Amount shall be reduced to zero and the Class B Invested Amount shall be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero (any reduction in the Class B Invested Amount in this paragraph (c) or paragraph (b) above, a "Class B Charge-Off"). Class B Charge-Offs shall thereafter be reimbursed and the Class B Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Class B Charge-Offs) on any Distribution Date by the amount of Available Finance Charge Collections allocated and available for that purpose pursuant to Section 4.05(a)(viii).

     Section 4.07. Additional Finance Charges. Subject to Section 4.05 of the Agreement, Additional Finance Charges with respect to the Series in Group One for any Distribution Date shall be allocated to Series 1997-3 in an amount equal to the product of (i) the aggregate amount of Additional Finance Charges with respect to all the Series in Group One for such Distribution Date and (ii) a fraction, the numerator of which is the Finance Charge Shortfall for Series 1997-3 for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all the Series in Group One for such Distribution Date. The "Finance Charge Shortfall" for Series 1997-3 for any Distribution Date shall be equal to the excess, if any, of (x) the full amount required to be paid pursuant to Section 4.05(a) (excluding Section 4.05(a)(xv)) on such Distribution Date over (y) Available Finance Charge Collections (excluding any Additional Finance Charges from other Series in Group One that are allocated to Series 1997-3 on such Distribution Date) with respect to the related Monthly Period.

     Section 4.08. Shared Principal Collections. Subject to Section 4.04 of the Agreement, Shared Principal Collections for any Distribution Date shall be allocated to Series 1997-3 in an amount equal to the product of (i) the aggregate amount of Shared Principal Collections with respect to all Series for such Distribution Date and (ii) a fraction, the numerator of which is the Principal Shortfall for Series 1997-3 for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all Series for such Distribution Date. The "Principal Shortfall" for Series 1997-3 shall be equal to (w) for any Distribution Date with respect to the Revolving Period, zero, (x) for any Distribution Date with respect to the Class A Accumulation Period (on or prior to the Class A Expected Final Payment Date), the excess, if any, of the Class A Controlled Deposit Amount with respect to such Distribution Date over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections), (y) for any Distribution Date with respect to the Class B Accumulation Period (on or prior to the Class B Expected Final Payment Date provided that the Class A Invested Amount was paid in full on the Class A
Expected Final Payment Date), the excess, if any, of the Class B Controlled Deposit Amount with respect to such Distribution Date over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections) and (z) for any Distribution Date with respect to the Early Amortization Period and any Distribution Date with respect to the Class A Accumulation Period or the Class B Accumulation Period commencing on the earlier of the Distribution Date following the Class A Expected Final Payment Date if the Class A Invested Amount was not paid in full on the Class A Expected Final Payment Date and the Distribution Date following the Class B Expected Final Payment Date, the excess, if any, of the Invested Amount over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections).

     Section 4.09. Reserve Account. (a) The Servicer may elect, in its sole discretion, to establish and maintain, in the name of the Trustee, on behalf of the Trust, for the benefit of the Class A Certificateholders, an Eligible Deposit Account (the "Reserve Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Certificateholders. At the time of such election, the Servicer shall notify the Trustee of the percentage to be specified under the definition of Required Reserve Account Amount in Section 2.01(a). The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Class A Certificateholders. If at any time the Reserve Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within

10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Reserve Account meeting the conditions specified above as an Eligible Deposit Account, and shall transfer any cash or any investments to such new Reserve Account. The Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Reserve
Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Supplement, and (ii) on each Distribution Date (from and after the Reserve Account Funding Date) prior to the termination of the Reserve Account make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, Section 4.05(a)(xi).

     (b) Funds on deposit in the Reserve Account shall be invested at the direction of the Servicer by the Trustee in Eligible Investments. Funds on deposit in the Reserve Account on any Transfer Date or Distribution Date, after giving effect to any withdrawals from the Reserve Account on such date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall maintain for the benefit of the Class A Certificate-holders possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments. No Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Trustee shall sell, liquidate or dispose of an Eligible Investment before its maturity, at the written direction of the Servicer, if such sale, liquidation or disposal would not result in a loss of all or part of the principal portion of such Eligible Investment (the Trustee shall not be responsible for determining whether such a loss would result) or if, prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment. On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount) and the balance, if any, shall be distributed on the related Distribution Date to or at the direction of the Sellers. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

     (c) On the Determination Date preceding each Distribution Date with respect to the Class A Accumulation Period and the first Special Payment Date (on or prior to the Class A Expected Final Payment Date), the Servicer shall calculate the "Reserve Draw Amount," which shall be equal to the excess, if any, of the Covered Amount with respect to such Distribution Date or Special Payment Date over the Principal Funding Investment Proceeds with respect to such Distribution Date or Special Payment Date; provided, that such amount shall be reduced to the extent that funds otherwise would be available for deposit in the Reserve Account under Section 4.05(a)(xi) with respect to such Distribution Date or Special Payment Date.

     (d) In the event that for any Distribution Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on the related Transfer Date by the Trustee (acting in accordance with the instructions of the Servicer), deposited into the Collection Account and included in Available Finance Charge Collections for such Distribution Date.

     (e) On or before each Transfer Date, the Servicer shall determine the amount, if any, of the Reserve Account Surplus for the related Distribution Date, after giving effect to all deposits to and withdrawals from the Reserve Account required to be made with respect to such Distribution Date (the "Transfer Date Reserve Account Surplus Amount"). In the event that the Transfer Date Reserve Account Surplus Amount with respect to any Transfer Date is greater than zero, the Trustee, on the related Distribution Date, acting in accordance with the instructions of the Servicer, shall withdraw from the Reserve Account, and pay to or at the direction of the Sellers, an amount equal to such Transfer Date Reserve Account Surplus Amount.

     (f) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article XII of the Agreement, (ii) the day on which the Class A Invested Amount is paid in full to the Class A Certificateholders, (iii) the Transfer Date immediately preceding the first Special Payment Date and (iv) the Transfer Date immediately preceding the Class A Expected Final Payment Date, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Class A Certificateholders that are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account and pay to or at the direction of the Sellers, all amounts, if any, on deposit in the Reserve Account and the Reserve Account shall be deemed to have terminated for purposes of this Supplement.

     Section 4.10. Cash Collateral Account. (a) The Servicer shall establish and maintain, in the name of the Trustee, on behalf of the Trust, for the benefit of the Class A Certificateholders and the Class B Certificate-holders, as their interests appear herein, an Eligible Deposit Account (the "Cash Collateral Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Certificateholders and the Class B Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Cash Collateral Account and in all proceeds thereof. The Cash Collateral Account shall be under the sole dominion and control of the Trustee for the benefit of the Class A Certificateholders and the Class B Certificateholders. If at any time the Cash Collateral Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Cash Collateral Account meeting the conditions specified above as an Eligible Deposit Account, and shall transfer any cash or any investments to such new Cash Collateral Account. The Trustee, at the direction of the Servicer, shall (i) on the Closing Date, deposit in the Cash Collateral Account the proceeds of the advance to be made on such date by the Sellers, (ii) make withdrawals from the Cash Collateral Account from time to time in an amount up to the Available Cash Collateral Amount at such time, for the purposes set forth in this Supplement, and (iii) on each Distribution Date prior to the termination of the Cash Collateral Account make a deposit into the Cash Collateral Account in the amount specified in, and otherwise in accordance with, Section 4.05(a)(xiii). The Sellers shall not be entitled to reimbursement from the Trust Assets for any withdrawals from the Cash Collateral Account except as specifically provided in this Supplement.

     (b) Funds on deposit in the Cash Collateral Account shall be invested at the direction of the Servicer by the Trustee in Cash Collateral Account Investments. Funds on deposit in the Cash Collateral Account on any Transfer Date, after giving effect to any withdrawals from the Cash Collateral Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. No Cash Collateral Account Investment shall be disposed of prior to its maturity; provided, however, that the Trustee may sell, liquidate or dispose of a Cash Collateral Account Investment before its maturity, if so directed by the Servicer, the Servicer having reasonably determined that the interest of the Class A Certificateholders and the Class B Certificateholders may be adversely affected if such Cash Collateral Account Investment is held to its maturity. The proceeds of any such investments shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the Transfer Date immediately following the date of such investment. The Trustee shall maintain for the benefit of the Class A Certificateholders and the Class B Certificateholders possession of the negotiable instruments or securities, if any, evidencing the Cash Collateral Account Investments. On each Distribution Date, the Servicer shall direct the Trustee to withdraw from the Cash Collateral Account and deposit into the Collection Account all interest and earnings (net of losses and investment expenses) ("Cash Collateral Investment Proceeds") accrued since the preceding Distribution Date on funds on deposit in the Cash Collateral Account and such Cash Collateral Investment Proceeds shall be treated as a portion of Available Finance Charge Collections for such Distribution Date. For purposes of determining the availability of funds or the balances in the Cash Collateral Account for any reason under this Supplement, all investment earnings on such funds shall be deemed not to be available or on deposit.

     (c) In the event that for any Distribution Date the Required Amount (such amount being referred to as the "Required Draw Amount") is greater than zero, the Servicer shall give written notice to the Trustee and the Sellers, in substantially the form of Exhibit E, of such positive Required Draw Amount on the related Determination Date. The Required Draw Amount, if any, up to the Available Cash Collateral Amount shall be withdrawn from the Cash Collateral Account and distributed to fund any Required Amount, the amount of such Available Cash Collateral Amount being applied to the components of the Required Amount in the same priority as amounts are applied to such components from Available Finance Charge Collections pursuant to Section 4.05(a).

     (d) On or before each Distribution Date, the Servicer shall determine the amount, if any, of the Cash Collateral Account Surplus Amount for such Distribution Date. In the event that the Cash Collateral Account Surplus Amount with respect to any Distribution Date is greater than zero, the Trustee, on such Distribution Date, acting in accordance with the instructions of the Servicer, shall withdraw from the Cash Collateral Account, and pay to or at the direction of the Sellers, an amount equal to such Cash Collateral Account Surplus Amount.

     (e) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article XII of the Agreement, (ii) the Termination Date and (iii) the day on which the Class A Invested Amount and the Class B Invested Amount are paid in full to the Class A Certificateholders and the Class B Certificateholders, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Class A Certificateholders and the Class B Certificateholders which are payable from the Cash Collateral Account as provided herein, shall withdraw from the Cash Collateral Account and pay to or at the direction of the Sellers, all amounts, if any, on deposit in the Cash

Collateral Account and the Cash Collateral Account shall be deemed to have terminated for purposes of this Supplement.

     Section 4.11. Interest Rate Protection Agreements. (a) The Sellers may determine from time to time, in their sole discretion, to obtain one or more Interest Rate Protection Agreements with respect to Series 1997-3. Upon any such determination, the Servicer shall obtain such an Interest Rate Protection
Agreement in favor of the Trust for the benefit of the Series 1997-3 Certificateholders by directing the Trustee to accept an assignment of such Interest Rate Protection Agreement and the Trustee shall accept such assignment. The Interest Rate Protection Agreement shall provide that the Trust shall be entitled to receive any payments from the Interest Rate Protection Provider thereunder (which payments shall be determined in accordance with the Interest Rate Protection Agreement). Any Interest Rate Protection Agreement may be terminated by the Sellers or assigned by the Trust to or at the direction of the Sellers at any time at the Sellers' election and in their sole discretion. The
Sellers may assign to the Trust at any time in their sole discretion any Interest Rate Protection Agreement so long as the Trust is neither required to pay for nor obligated to make payments pursuant to such Interest Rate Protection Agreement, and the Sellers may assign to the Trust pursuant to this Section 4.11 any Interest Rate Protection Agreement that obligates the Trust to make any payments pursuant thereto if the conditions specified in Section 9.06 have been satisfied with respect thereto. The Sellers will notify each Rating Agency in writing of the assignment of any Interest Rate Protection Agreement to the Trust within five Business Days following such assignment, unless earlier notice is given in connection with the satisfaction of any required Rating Agency Condition.

     (b) The Trustee hereby appoints the Servicer to perform the duties of the calculation agent under any Interest Rate Protection Agreement and the Servicer accepts such appointment.

     (c) The Trustee hereby agrees to make demand under the guarantee, if any, of any Interest Rate Protection Agreement in the event that the Interest Rate Protection Provider shall fail to make any payment as provided in the

Interest Rate Protection Agreement.


                                    ARTICLE V

                          Distributions and Reports to
                        Series 1997-3 Certificateholders

     Section 5.01. Distributions. (a) On each Payment Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Class A Certificateholder's pro rata share of the amounts that are allocated and available on such Payment Date to pay interest on the Class A Certificates pursuant to this Supplement.

     (b) On each Special Payment Date (on or prior to the Class B Principal Commencement Date), on the Class A Expected Final Payment Date and on each Distribution Date with respect to the Class A Accumulation Period following the Class A Expected Final Payment Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Class A Certificateholder's pro rata share of the amounts on deposit in the Principal Funding Account (or otherwise held by the Paying Agent) and that are allocated and available on such date to pay principal of the Class A Certificates pursuant to this Supplement up to a maximum amount on any such date equal to the Class A Invested Amount on such date (unless there has been an optional repurchase of the Series 1997-3 Certificateholders' Interest pursuant to Section 10.01 of the Agreement, in which event the foregoing limitation shall not apply).

     (c) On each Payment Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Class B Certificateholder's pro rata share of the amounts that are allocated and available on such Payment Date to pay interest on the Class B Certificates pursuant to this Supplement.

     (d) On each Special Payment Date (on or after the Class B Principal Commencement Date), on the Class B Expected Final Payment Date and on each Distribution Date with respect to the Class B Accumulation Period commencing on the earlier of the Distribution Date following the Class A Expected Final Payment Date if the Class A Invested Amount was not paid in full on the Class A Expected Final Payment Date and the Distribution Date following the Class B Expected Final Payment Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Class B Certificateholder's pro rata share of the amounts on deposit in the Principal Funding Account (or otherwise held by the Paying Agent) and that are allocated and available on such date to pay principal of the Class B Certificates pursuant to this Supplement up to a maximum amount on any such date equal to the Class B Invested Amount on such date (unless there has been an optional repurchase of the Series 1997-3 Certificateholders' Interest pursuant to Section 10.01 of the Agreement, in which event the foregoing limitation shall not apply).

     (e) The distributions to be made pursuant to this Section 5.01 are subject to the provisions of Sections 2.06, 9.02, 10.01 and 12.02 of the Agreement and Sections 8.01 and 8.02 of this Supplement.

     (f) Except as provided in Section 12.02 of the Agreement with respect to a final distribution, distributions to Class A Certificateholders and Class B Certificateholders hereunder shall be made by check mailed to each Class A Certificateholder and Class B Certificateholder at such Certificateholder's address appearing in the Certificate Register without presentation or surrender of any Class A Certificate or Class B Certificate or the making of any notation thereon; provided, however, that with respect to Class A Certificates and Class B Certificates registered in the name of a Clearing Agency, such distributions shall be made to such Clearing Agency in immediately available funds.

     (g) Distributions to the Collateral Interest Holder shall be made in accordance with the terms of the Collateral Agreement, subject to the terms of, and the amounts allocated and available for such purpose under, the Agreement and this Supplement.

     Section 5.02. Reports and Statements. (a) On each Distribution Date, the Paying Agent, on behalf of the Trustee, shall forward to each Series 1997-3 Certificateholder a statement substantially in the form of Exhibit C prepared by the Servicer.

     (b) (i) Not later than each Determination Date, the Servicer shall deliver to the Trustee and the Paying Agent (x) a statement substantially in the form of Exhibit C prepared by the Servicer and (y) a certificate of a Servicing Officer substantially in the form of Exhibit D, and (ii) not later than each Distribution Date, the Paying Agent shall deliver to each Rating Agency a copy of the statements delivered to it by the Servicer pursuant to clause (i).

     (c) A copy of each statement or certificate  provided pursuant to paragraph
(a) or (b) may be obtained by any Series 1997-3 Certificateholder or any Certificate Owner with respect to Series 1997-3 by a request in writing to the Servicer.

     (d) On or before January 31 of each calendar year, beginning with calendar year 1998, the Paying Agent, on behalf of the Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 1997-3 Certificateholder, a statement prepared by the Servicer containing the information that is required to be contained in the statement in paragraph (a) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1997-3 Certificateholder, together with such other information, if any, as is required to be provided under the Internal Revenue Code. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

                                   ARTICLE VI

                                 Pay Out Events

     Section 6.01. Additional Pay Out Event. The occurrence of the following event (as determined by the Servicer on any Determination Date) shall, immediately on such Determination Date without notice or other action on the part of the Trustee or the Series 1997-3 Certificateholders, be deemed to be a Pay Out Event solely with respect to Series 1997-3:

               the average of the Portfolio Yields for any three consecutive Monthly Periods is less than the average of the Base Rates for such Monthly Periods.


                                   ARTICLE VII

                     Optional Repurchase; Series Termination

     Section 7.01 Optional Repurchase. (a) On any day occurring on or after the date on which the Invested Amount is reduced to 5% or less of the Initial Invested Amount, the Sellers shall have the option to purchase the Series 1997-3 Certificateholders' Interest, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for the day immediately preceding such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the day immediately preceding the Distribution Date following such day.

     (b) The Sellers shall give the Servicer and the Trustee at least 30 days prior written notice of the date on which the Sellers intend to exercise such purchase option. Not later than 12:00 noon, New York City time, on such Distribution Date the Sellers shall deposit the Reassignment Amount into the Collection Account in immediately available funds. Such purchase option is subject to payment in full of the Reassignment Amount. Following the deposit of the Reassignment Amount into the Collection Account in accordance with the foregoing, the Invested Amount for Series 1997-3 shall be reduced to zero and the Series 1997-3 Certificateholders shall have no further interest in the

Receivables.  The  Reassignment  Amount  shall be  distributed  as set  forth in
Section 8.01(b).

     Section 7.02. Series Termination. (a) If, on the October 2005 Distribution Date, the Invested Amount (after giving effect to all changes therein on such date) would be greater than zero, the Servicer, on behalf of the Trustee, shall, within the 40-day period that begins on such Distribution Date, solicit bids for the sale of Principal Receivables and the related Finance Charge Receivables (or interests therein) in an amount equal to the Invested Amount at the close of business on the last day of the Monthly Period preceding the Termination Date (after giving effect to all distributions required to be made on the Termination Date, except pursuant to this Section 7.02). Such bids shall require that such sale shall (subject to Section 7.02(b)) occur on the Termination Date. The Sellers and the Collateral Interest Holder shall be entitled to participate in, and to receive from the Trustee a copy of each other bid submitted in connection with, such bidding process.

     (b) The Servicer, on behalf of the Trustee, shall sell such Receivables (or interests therein) on the Termination Date to the bidder who made the highest cash purchase offer. The proceeds of any such sale shall be treated as Collections on the Receivables allocated to the Series 1997-3 Certificateholders pursuant to the Agreement and this Supplement; provided, however, that the
Servicer shall determine conclusively the amount of such proceeds that are allocable to Finance Charge Receivables and the amount of such proceeds that are allocable to Principal Receivables. During the period from the October 2005 Distribution Date to the Termination Date, the Servicer shall continue to collect payments on the Receivables and allocate and deposit such collections in accordance with the provisions of the Agreement and the Supplements.

                                  ARTICLE VIII

                               Final Distributions

     Section 8.01. Sale of Receivables or Certificateholders' Interest Pursuant to Section 2.06 or 10.01 of the Agreement. (a) Purchase Price. (i) The amount to be paid by each Seller with respect to Series 1997-3 in connection with a reassignment of Receivables pursuant to Section 2.06 of the Agreement shall equal the product of (x) the Reassignment Amount for the first Distribution Date following the Monthly Period in which the reassignment obligation arises under the Agreement and (y) a fraction, the numerator of which is equal to the aggregate amount of Principal Receivables in the Trust on the last day of the Monthly Period preceding such Distribution Date that were transferred to the Trust by such Seller and the denominator of which is equal to the aggregate amount of Principal Receivables in the Trust on such day.

     (ii) The amount to be paid by the Sellers with respect to Series 1997-3 in connection with a re urchase of the Certificateholders' Interest pursuant to
Section 10.01 of the Agreement shall equal the sum of (x) the Reassignment Amount for the Distribution Date of such repurchase and (y) the sum of (I) the excess, if any, of (A) a price equivalent to the average of bids quoted on the Record Date preceding the date of repurchase by at least two recognized dealers selected by the Trustee (which may be selected from the list attached as Schedule 1), for the purchase by such dealers of a security that is similar to the Class A Certificates with a remaining maturity approximately equal to the remaining maturity of the Class A Certificates and rated by each Rating Agency in the rating category originally assigned to the Class A Certificates over (B) the portion of the Reassignment Amount attributable to the Class A Certificates and (II) the excess, if any, of (A) a price equivalent to the average of bids quoted on the Record Date preceding the date of repurchase by at least two recognized dealers selected by the Trustee (which may be selected from the list attached as Schedule 1), for the purchase by such dealers of a security that is similar to the Class B Certificates with a remaining maturity approximately equal to the remaining maturity of the Class B Certificates and rated by each Rating Agency in the rating category originally assigned to the Class B Certificates over (B) the portion of the Reassignment Amount attributable to the Class B Certificates.

     (b)  Distributions  Pursuant to Section 7.01 or 7.02 of this Supplement and
Section 10.01 of the Agreement. With respect to the Reassignment Amount deposited into the Collection Account pursuant to Section 7.01 or 8.01(a)(ii) or any amounts allocable to the Series 1997-3 Certificateholders' Interest deposited into the Collection Account pursuant to Section 7.02, the Trustee shall, not later than 12:00 noon, New York City time, on the related Distribution Date, make deposits or distributions of the following amounts (in the priority set forth below and, in each case, after giving effect to any deposits and distributions otherwise to be made on such date) in immediately available funds: (i) (x) the Class A Invested Amount on such Distribution Date shall be distributed to the Paying Agent for payment to the Class A Certificateholders and (y) an amount equal to the sum of (A) Class A Monthly Interest for such Distribution Date, (B) any Class A Monthly Interest previously due but not distributed to the Class A Certificateholders on a prior Distribution Date and (C) the amount of Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Certificateholders on any prior Distribution Date, shall be distributed to the Paying Agent for payment to the Class A Certificateholders, (ii) (x) the Class B Invested Amount on such Distribution Date shall be distributed to the Paying Agent for payment to the Class B Certificateholders and (y) an amount equal to the sum of (A) Class B Monthly Interest and Class B Subordinated Monthly Interest for such Distribution Date,
(B) any Class B Monthly Interest and any Class B Subordinated Monthly Interest previously due but not distributed to the Class B Certificateholders on a prior Distribution Date and (C) the amount of Class B Additional Interest and Class B Subordinated Additional Interest, if any, for such Distribution Date and any Class B Additional Interest and any Class B Subordinated Additional Interest previously due but not distributed to the Class B Certificateholders on any prior Distribution Date, shall be distributed to the Paying Agent for payment to the Class B Certificateholders and (iii) the balance, if any, shall be distributed to the Collateral Interest Holder for application in accordance with the Collateral Agreement. Notwithstanding anything to the contrary contained in this Supplement or the Agreement, the amount of any excess determined pursuant to paragraph (a)(ii)(y)(I) shall be distributed to the Class A Certificateholders and the amount of any excess determined pursuant to paragraph
(a)(ii)(y)(II) shall be distributed to the Class B Certificateholders.

     (c) Distributions Pursuant to Section 2.06 of the Agreement. With respect to any amounts deposited into the Collection Account pursuant to Section 8.01(a)(i), the Trustee shall, not later than 12:00 noon, New York City time, on the related Distribution Date, deposit the principal portion of such amounts into the Special Funding Account.

     (d) Notwithstanding anything to the contrary in this Supplement or the Agreement, all amounts distributed to the Paying Agent and the Collateral Interest Holder pursuant to Section 8.01(b) for payment to the Series 1997-3 Certificateholders shall be deemed distributed in full to the Series 1997-3 Certificateholders on the date on which such funds are distributed to the Paying Agent and the Collateral Interest Holder pursuant to this Section and shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement.

     Section 8.02. Distribution of Proceeds of Sale, Disposition or Liquidation of the Receivables Pursuant to Section 9.02 of the Agreement. (a) Not later than 12:00 noon, New York City time, on the Distribution Date following the date on which the Insolvency Proceeds are deposited into the Collection Account pursuant to Section 9.02(b) of the Agreement, the Trustee shall (in the following priority and, in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) (i) deduct an amount equal to the Class A Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and distribute such amount to the Paying Agent for payment to the

Class A Certificateholders, provided that the amount of such distribution shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and (y) the Principal Allocation
Percentage with respect to the related Monthly Period, (ii) deduct an amount equal to the Class B Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and distribute such amount to the Paying Agent for payment to the Class B Certificateholders, provided that the amount of such distribution shall not exceed (x) the product of the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and the Principal Allocation Percentage with respect to such Monthly Period minus (y) the amount distributed to the Paying Agent pursuant to clause (a)(i) of this sentence and (iii) deduct an amount equal to the Collateral Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and distribute such amount to the Collateral Interest Holder for application in accordance with the Collateral Agreement, provided that the amount of such distribution shall not exceed (x) the product of the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and the Principal Allocation Percentage with respect to such Monthly Period minus
(y) the amount  distributed  to the Paying Agent  pursuant to clauses (a)(i) and
(a)(ii) of this sentence. To the extent that the product of (A) the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and
(B) the Principal Allocation Percentage with respect to the related Monthly Period exceeds the aggregate amounts distributed to the Paying Agent and the Collateral Interest Holder pursuant to the preceding sentence, the excess shall be allocated to the Sellers' Interest and shall be released to the Sellers on such Distribution Date.

     (b) Not later than 12:00 noon, New York City time, on such Distribution Date, the Trustee shall (in the following priority and, in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) (i) deduct an amount equal to the sum of (w) Class A Monthly Interest for such Distribution Date, (x) any Class A Monthly Interest previously due but not distributed to the Class A Certificateholders on a prior

Distribution Date and (y) the amount of Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Certificateholders on a prior Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables and distribute such amount to the Paying Agent for payment to the Class A Certificateholders, provided that the amount of such distribution shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables and (y) the Floating Allocation Percentage with respect to the related Monthly Period and (ii) deduct an amount equal to the sum of (w) Class B Monthly Interest and Class B Subordinated Monthly Interest for such Distribution Date, (x) any Class B Monthly Interest and any Class B Subordinated Monthly Interest previously due but not distributed to the Class B Certificateholders on a prior Distribution Date and (y) the amount of Class B Additional Interest and Class B Subordinated Additional Interest, if any, for such Distribution Date and any Class B Additional Interest and any Class B Subordinated Additional Interest previously due but not distributed to the Class B Certificateholders on a prior Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables and distribute such amount to the Paying Agent for payment to the Class B Certificateholders, provided that the amount of such distribution shall not exceed (x) the product of the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables and the Floating Allocation Percentage with respect to the related Monthly Period minus (y) the amount distributed to the Paying Agent pursuant to clause
(b)(i) of this sentence. To the extent that the product of (A) the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables and (B) the Floating Allocation Percentage with respect to the related Monthly Period exceeds the aggregate amount distributed to the Paying Agent pursuant to the preceding sentence, the excess shall be released to the Collateral Interest Holder for application by the Collateral Interest Holder in accordance with the Collateral Agreement.

     (c) Notwithstanding anything to the contrary in this Supplement or the Agreement, all amounts distributed to the Paying Agent and the Collateral Interest Holder pursuant to this Section for payment to the Series 1997-3
Certificateholders   shall  be   distributed   in  full  to  the  Series  1997-3
Certificateholders on the date on which funds are distributed to the Paying Agent and the Collateral Interest Holder pursuant to this Section and shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement.

     (d) Notwithstanding any provision of the Agreement or this Supplement, for purposes of Section 9.02(a) of the Agreement, the holders of the Series 1997-3 Certificates shall not be deemed to have disapproved a liquidation of the Receivables following an Insolvency Event with respect to any of the Sellers unless (i) holders of more than 50% of the aggregate unpaid principal amount of each of the Class A Certificates and the Class B Certificates and (ii) the Collateral Interest Holder shall have disapproved of such liquidation (or, if the Collateral Interest Holder shall have assigned all or part of its interest under the Collateral Agreement to one or more Persons, then one or more Persons holding more than 50% of such interest shall have disapproved of such liquidation).


                                   ARTICLE IX

                            Miscellaneous Provisions

     Section 9.01. Ratification of Agreement. As supplemented by this Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

     Section 9.02. Counterparts. This Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

     Section 9.03. Governing Law. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 9.04. Series Enhancer Notices. The Collateral Interest Holder shall be entitled to receive all notices and other items that are available to be delivered to Series Enhancers pursuant to Sections 2.03, 2.04(b), 6.03(d), 8.07 and 9.02 of the Agreement, except for notices and other items that relate solely to Series other than Series 1997-3.

     Section 9.05. Determination of Material Adverse Effect. Any determination of material adverse effect on Investor Certificateholders under the Agreement or this Supplement shall be made assuming the Collateral Invested Amount is zero and without regard to whether funds are available in the Cash Collateral Account (including, without limitation, any determination of whether a representation or warranty made therein is correct or whether a Seller or the Servicer has duly performed a covenant contained therein or herein).

     Section 9.06. Amendment to Reflect Swap. This Supplement may be amended pursuant to Section 13.01(a) of the Agreement without the consent of any of the Series 1997-3 Certificateholders but subject to the conditions specified in
Section 13.01(a) of the Agreement, to provide that the Trust shall enter into a swap agreement relating to amounts that would otherwise be distributed to the Sellers under Section 4.05(a)(xv).

     Section 9.07. Other Amendments. Notwithstanding anything to the contrary in the Agreement or this Supplement, any amendment to this Supplement to change the Required Cash Collateral Amount or the Required Collateral Invested Amount such that (i) the Required Enhancement Amount is not reduced or (ii) the Sellers acquire an interest in the Trust that is subordinate to the Class A Certificates and the Class B Certificates as a replacement for any such reduction in the Required Enhancement Amount (provided that such action will not have an adverse regulatory impact upon either of the Sellers), shall be deemed conclusively not to affect adversely in any material respect the interests of any Class A Certificateholder and Class B Certificateholder, so long as the Rating Agency Condition shall have been satisfied with respect to such amendment, and such amendment may be entered into without the consent of any of the Class A Certificateholders and Class B Certificateholders.


     IN WITNESS WHEREOF, the Sellers, the Servicer and the Trustee have caused this Supplement to be duly executed by their respective officers as of the day and year first above written.


                                                  FIRST DEPOSIT NATIONAL BANK,
                                                  Seller and Servicer,

                                                  by
                                                       /s/ Mary L. Rottman
                                                       -------------------
                                                       Name: Mary L. Rottman
                                                       Title: Vice President


                                                  PROVIDIAN NATIONAL BANK,
                                                  Seller,

                                                  by
                                                       /s/ Mary L. Rottman
                                                       -------------------
                                                       Name: Mary L. Rottman
                                                       Title: Vice President


                                                  BANKERS TRUST COMPANY,
                                                  Trustee,

                                                  by
                                                       /s/ Jenna Kaufman
                                                       -----------------
                                                       Name: Jenna Kaufman
                                                       Title: Vice President

                                                                     EXHIBIT A-1

REGISTERED                                                          $__________*

No. R-                                                             CUSIP No. [ ]

     [Unless this Class A Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]


                             PROVIDIAN MASTER TRUST

                 FLOATING RATE CLASS A ASSET BACKED CERTIFICATE

                                  Series 1997-3

                  Each $1,000 minimum denomination represents a
              1/570,500 undivided interest in certain assets of the

                             PROVIDIAN MASTER TRUST

Evidencing an undivided interest in a trust, the corpus of which consists primarily of receivables generated from time to time in the ordinary course of business in a portfolio of revolving credit card accounts by

                           FIRST DEPOSIT NATIONAL BANK
                                       and
                             PROVIDIAN NATIONAL BANK

and, in certain circumstances, certain Additional Sellers (as defined in the Pooling and Servicing Agreement referred to below).

               (Not an interest in or obligation of First Deposit
                     National Bank, Providian National Bank,
                any Additional Sellers or any affiliate thereof)


----------
         *Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

This certifies that      (the "Class A Certificateholder") is the registered
owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented, other than by any amendment or supplement relating to a specific Series, the "Agreement"), as supplemented by the Series 1997-3 Supplement dated as of June 1, 1997 (as amended and supplemented, the "Series Supplement"), among First Deposit National Bank, a national banking association, as Seller and Servicer, Providian National Bank, a national banking association, as Seller, and Bankers Trust Company, a New York banking corporation, as trustee (the "Trustee"). The Trust will also issue $66,500,000 of Floating Rate Class B Asset Backed Certificates, Series 1997-3 and $63,000,000 of Collateral Interest, Series 1997-3 which will be subordinated to the Class A Certificates as described in the Series Supplement. The corpus of the Trust consists of (i) a portfolio of all receivables (the "Receivables") existing in the revolving credit card accounts and other revolving credit accounts identified under the Agreement from time to time (the "Accounts"),
(ii) all Receivables  generated under the Accounts from time to time thereafter,
(iii) funds collected or to be collected from accountholders in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Collection Account and in the Series Accounts, (v) the benefits of certain Series Enhancements including a Cash Collateral Account for the benefit of the Class A Certificateholders and the Class B Certificateholders which will have an initial balance of $21,000,000, (vi) if applicable, payments, if any, received under any interest rate swap or cap agreement assigned to the Trust for the benefit of the Series 1997-3 Certificateholders and (vii) all other assets and interests constituting the Trust. Although a summary of certain provisions of the Agreement and the Series Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Class A Certificate does not purport to summarize the Agreement and the Series Supplement and reference is made to the Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series Supplement, as applicable.

     This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series Supplement, to which Agreement and Series Supplement, each as amended and supplemented from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and is bound. It is the intent of the Sellers and the Series 1997-3 Certificateholders that, for Federal, state and local income and franchise tax purposes only, the Series 1997-3 Certificates will qualify as indebtedness of the Sellers secured by the Receivables. The Class A Certificateholder, by the acceptance of this Class A Certificate, agrees to treat this Class A Certificate for Federal, state and local income and franchise tax purposes as indebtedness of the Sellers.

     In general, payments of principal with respect to the Class A Certificates are limited to the Class A Invested Amount, which may be less than the unpaid principal balance of the Class A Certificates. The final principal payment with respect to the Class A Certificates is scheduled to be made on the May 2001 Distribution Date, but the final principal payment with respect to the Class A Certificates may be paid earlier or later under certain circumstances described in the Agreement and the Series Supplement. If for one or more months during the Class A Accumulation Period there are not sufficient funds to pay the Class A Controlled Accumulation Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Class A Accumulation Period to make up for such shortfalls, the final payment of principal of the Class A Certificates will occur later than the May 2001 Distribution Date.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Agreement or the Series Supplement or be valid for any purpose.


     IN WITNESS WHEREOF, the Sellers have caused this Class A Certificate to be duly executed.


                                             FIRST DEPOSIT NATIONAL BANK,

                                             By

                                                  ----------------------
                                                  Name:
                                                  Title:


                                             PROVIDIAN NATIONAL BANK,

                                             By

                                                  ---------------------
                                                  Name:
                                                  Title:


Dated:        , 199

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A Certificates described in the within-mentioned Agreement and Series Supplement.


BANKERS TRUST COMPANY,
as Trustee,

By:
    ___________________
    Authorized Officer

or

By:

    as Authenticating Agent
    for the Trustee,

By:
    ___________________
    Authorized Officer

                             PROVIDIAN MASTER TRUST
                 FLOATING RATE CLASS A ASSET BACKED CERTIFICATE
                                  Series 1997-3
                         Summary of Terms and Conditions

     This Class A Certificate is one of a Series of Certificates entitled Providian Master Trust, Asset Backed Certificates, Series 1997-3 (the "Series 1997-3 Certificates"), and one of a Class thereof entitled Floating Rate Class A Asset Backed Certificates, Series 1997-3 (the "Class A Certificates"), each of which represents a fractional undivided interest in certain assets of the Trust. The Receivables consist of Principal Receivables which arise generally from the purchase of merchandise and services and amounts advanced to accountholders as cash advances and Finance Charge Receivables. The Trust Assets are allocated in part to the certificateholders of all outstanding Series (the "Certificateholders' Interest") with the remainder allocated to the Sellers. The aggregate interest represented by the Class A Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class A Invested Amount at such time. The Class A Initial Invested Amount is $570,500,000. In addition to the Class A Certificates, the Floating Rate Class B Asset Backed Certificates, Series 1997-3, the Collateral Interest, Series 1997-3, the Series 1997-3 Certificates, issued contemporaneously with the Series 1997-3 Certificates, and other Series of Investor Certificates previously issued by the Trust, a Sellers' Certificate has been issued to the Sellers pursuant to the Agreement which represents the Sellers' Interest.

     Subject to the terms and conditions of the Agreement, the Sellers may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain of the Trust Assets.

     On each Distribution Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the last business day of the preceding calendar month (each a "Record Date") such Class A Certificateholder's pro rata share of such amounts on deposit in the Collection Account and the Principal Funding Account as are payable to the Class A Certificateholders pursuant to the Agreement and the Series Supplement. Distributions with respect to this Class A Certificate will be made by the Paying Agent by check mailed to the address of the Class A Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class A Certificate or the making of any notation thereon (except for the final distribution in respect of this Class A Certificate) except that with respect to Class A Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class A Certificate will be made only upon presentation and surrender of this Class A Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Class A Certificateholders in accordance with the Agreement and the Series Supplement.

     On any day occurring on or after the day on which the Invested Amount is reduced to 5% or less of the Initial Invested Amount, the Sellers have the option to repurchase the Series 1997-3 Certificateholders' Interest in the Trust. The repurchase price of the Class A Certificates will be equal to (a) if such day is a Distribution Date, the Reassignment Amount for the day immediately preceding such Distribution Date or (b) if such day is not a Distribution Date, the Reassignment Amount for the day immediately preceding the Distribution Date following such day; excluding, in each case, any portion of the Reassignment Amount consisting of amounts payable to the Class B Certificateholders or the Collateral Interest Holder. Following the deposit of such repurchase price in the Collection Account, the Class A Certificateholders will not have any interest in the Receivables and the Class A Certificates will represent only the right to receive such repurchase price.

     This Class A Certificate does not represent an obligation of, or an interest in, the Sellers, the Servicer or any affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This Class A Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Agreement and the Series Supplement.

     The Agreement or any Supplement may, subject to certain conditions, be amended by the Sellers, the Servicer and the Trustee without Investor Certificateholder consent. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under the Agreement or otherwise.

     The Agreement or any Supplement may also be amended from time to time (including in connection with the issuance of a Supplemental Certificate) by the Servicer, the Sellers and the Trustee, with the consent of the Holders of Investor Certificates evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or any Supplement or of modifying in any manner the rights of the Investor Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of or delay the timing of any distributions to be made to Investor Certificateholders or deposits of amounts to be so distributed or the total amount of Series Enhancement available for the benefit of a Series without the consent of each affected Investor Certificateholder (provided that any amendment to the terms of a Pay Out Event shall not be deemed to be within the scope of this clause (i)),
(ii) change the definition of or the manner of calculating the interest of any Investor Certificateholder without the consent of each affected Investor Certificateholder, (iii) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Investor Certificateholder or
(iv) adversely affect the rating of any Series or Class by each Rating Agency without the consent of the Holders of Investor Certificates of such Series or Class evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of such Series or Class. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under this Agreement or otherwise.

     The Class A Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Class A Certificateholder or such Class A Certificateholder's attorney-in-fact, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

     As provided in the Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates evidencing like aggregate fractional undivided interests as requested by the Class A Certificateholder surrendering such Class A Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

     The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Servicer nor the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

     THIS CLASS A CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ASSIGNMENT

Social Security or other identifying number of assignee
_____________________

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _____________________________________________________________
               (name  and address of assignee)

the within Certificate and all rights thereunder, and hereby irrevocably constitutes and appoints _____________________ attorney-in-fact, to transfer said Certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                               _______________________*

                                                      Signature Guaranteed:


                                                     _______________________


____________________

(*) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

                                                                     EXHIBIT A-2

REGISTERED                                                          $__________*

No. R-                                                             CUSIP No. [ ]

THIS CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF A BENEFIT PLAN (AS DEFINED BELOW).

     [Unless this Class B Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]


                             PROVIDIAN MASTER TRUST

                 FLOATING RATE CLASS B ASSET BACKED CERTIFICATE

                                  Series 1997-3

                  Each $1,000 minimum denomination represents a
              1/66,500 undivided interest in certain assets of the

                             PROVIDIAN MASTER TRUST

Evidencing an undivided interest in a trust, the corpus of which consists primarily of receivables generated from time to time in the ordinary course of business in a portfolio of revolving credit card accounts by

                           FIRST DEPOSIT NATIONAL BANK
                                       and
                             PROVIDIAN NATIONAL BANK

and, in certain circumstances, certain Additional Sellers (as defined in the Pooling and Servicing Agreement referred to below).

               (Not an interest in or obligation of First Deposit
                     National Bank, Providian National Bank,
                any Additional Sellers or any affiliate thereof)

--------
* Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

     This certifies that (the "Class B Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented, other than by any amendment or supplement relating to a specific Series, the "Agreement"), as supplemented by the Series 1997-3 Supplement dated as of June 1, 1997 (as amended and supplemented, the "Series Supplement"), among First Deposit National Bank, a national banking association, as Seller and Servicer, Providian National Bank, a national banking association, as Seller, and Bankers Trust Company, a New York banking corporation, as trustee (the "Trustee"). The Trust will also issue $570,500,000 of Floating Rate Class A Asset Backed Certificates, Series 1997-3 which will be senior to the Class B Certificates and $63,000,000 of Collateral Interest, Series 1997-3 which will be subordinated to the Class B Certificates, all as described in the Series Supplement. The corpus of the Trust consists of
(i) a portfolio of all receivables (the "Receivables") existing in the revolving credit card accounts and other revolving credit accounts identified under the Agreement from time to time (the "Accounts"), (ii) all Receivables generated under the Accounts from time to time thereafter, (iii) funds collected or to be collected from accountholders in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Collection Account and in the Series Accounts, (v) the benefits of certain Series Enhancements including a Cash Collateral Account for the benefit of the Class A Certificateholders and the Class B Certificateholders which will have an initial balance of $21,000,000, (vi) if applicable, payments, if any, received under any interest rate swap or cap agreement assigned to the Trust for the benefit of the Series 1997-3 Certificateholders and (vii) all other assets and interests constituting the Trust. Although a summary of certain provisions of the Agreement and the Series Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Class B Certificate does not purport to summarize the Agreement and the Series Supplement and reference is made to the Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series Supplement, as applicable.

     This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series Supplement, to which Agreement and Series Supplement, each as amended and supplemented from time to time, the Class B Certificateholder by virtue of the acceptance hereof assents and is bound. It is the intent of the Sellers and the Series 1997-3 Certificateholders that, for Federal, state and local income and franchise tax purposes only, the Series 1997-3 Certificates will qualify as indebtedness of the Sellers secured by the Receivables. The Class B Certificateholder, by the acceptance of this Class B Certificate, agrees to treat this Class B Certificate for Federal, state and local income and franchise tax purposes as indebtedness of the Sellers.

     In general, payments of principal with respect to the Class B Certificates are limited to the Class B Invested Amount, which may be less than the unpaid principal balance of the Class B Certificates. The final principal payment with respect to the Class B Certificates is scheduled to be made on the June 2001 Distribution Date, but the final principal payment with respect to the Class B Certificates may be paid earlier or later under certain circumstances described in the Agreement and the Series Supplement. Principal payments with respect to the Class B Certificates will not commence until the Class A Invested Amount is paid in full.

     The Class B Certificates may not be acquired by or for the account of any employee benefit plan, trust or account, including an individual retirement account, that is subject to Section 406 of the Employee Retirement Income Security Act of 1974 or that is described in Section 4975(e)(1) of the Internal Revenue Code of 1986 or an entity whose underlying assets include plan assets by reason of a plan's investment in such entity (a "Benefit Plan"). By accepting and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan. By acquiring any interest in this Certificate, the applicable Certificate Owner or Owners shall be deemed to have represented and warranted that it or they are not Benefit Plans.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class B Certificate shall not be entitled to any benefit under the Agreement or the Series Supplement or be valid for any purpose.


     IN WITNESS WHEREOF, the Sellers have caused this Class B Certificate to be duly executed.


                                             FIRST DEPOSIT NATIONAL BANK,

                                             By

                                                  ----------------------
                                                  Name:
                                                  Title:


                                             PROVIDIAN NATIONAL BANK,

                                             By

                                                  ---------------------
                                                  Name:
                                                  Title:


Dated:        , 199

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class B Certificates described in the within-mentioned Agreement and Series Supplement.


BANKERS TRUST COMPANY,
as Trustee,


By:

    ---------------------
    Authorized Officer

or

By:

         as Authenticating Agent
         for the Trustee,

By:

    ---------------------
    Authorized Officer

                             PROVIDIAN MASTER TRUST
                 FLOATING RATE CLASS B ASSET BACKED CERTIFICATE
                                  Series 1997-3
                         Summary of Terms and Conditions


     This Class B Certificate is one of a Series of Certificates entitled Providian Master Trust, Asset Backed Certificates, Series 1997-3 (the "Series 1997-3 Certificates"), and one of a Class thereof entitled Floating Rate Class B Asset Backed Certificates, Series 1997-3 (the "Class B Certificates"), each of which represents a fractional undivided interest in certain assets of the Trust. The Receivables consist of Principal Receivables which arise generally from the purchase of merchandise and services and amounts advanced to accountholders as cash advances and Finance Charge Receivables. The Trust Assets are allocated in part to the certificateholders of all outstanding Series (the "Certificateholders' Interest") with the remainder allocated to the Sellers. The aggregate interest represented by the Class B Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class B Invested Amount at such time. The Class B Initial Invested Amount is $66,500,000. In addition to the Class B Certificates, the Floating Rate Class A Asset Backed Certificates, Series 1997-3, the Collateral Interest, Series 1997-3, the Series 1997-3 Certificates, issued contemporaneously with the Series 1997-3 Certificates, and other Series of Investor Certificates previously issued by the Trust, a Sellers' Certificate has been issued to the Sellers pursuant to the Agreement which represents the Sellers' Interest.

     Subject to the terms and conditions of the Agreement, the Sellers may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain of the Trust Assets.

     On each Distribution Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the last business day of the preceding calendar month (each a "Record Date") such Class B Certificateholder's pro rata share of such amounts on deposit in the Collection Account and the Principal Funding Account as are payable to the Class B Certificateholders pursuant to the Agreement and the Series Supplement. Distributions with respect to this Class B Certificate will be made by the Paying Agent by check mailed to the address of the Class B Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class B Certificate or the making of any notation thereon (except for the final distribution in respect of this Class B Certificate) except that with respect to Class B Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class B Certificate will be made only upon presentation and surrender of this Class B Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Class B Certificateholders in accordance with the Agreement and the Series Supplement.

     On any day occurring on or after the day on which the Invested Amount is reduced to 5% or less of the Initial Invested Amount, the Sellers have the option to repurchase the Series 1997-3 Certificateholders' Interest in the Trust. The repurchase price of the Class B Certificates will be equal to (a) if such day is a Distribution Date, the Reassignment Amount for the day immediately preceding such Distribution Date or (b) if such day is not a Distribution Date, the Reassignment Amount for the day immediately preceding the Distribution Date following such day; excluding, in each case, any portion of the Reassignment Amount consisting of amounts payable to the Class A Certificateholders or the Collateral Interest Holder. Following the deposit of such repurchase price in the Collection Account, the Class B Certificateholders will not have any interest in the Receivables and the Class B Certificates will represent only the right to receive such repurchase price.

     This Class B Certificate does not represent an obligation of, or an interest in, the Sellers, the Servicer or any affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This Class B Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Agreement and the Series Supplement.

     The Agreement or any Supplement may, subject to certain conditions, be amended by the Sellers, the Servicer and the Trustee without Investor Certificateholder consent. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under the Agreement or otherwise.


     The Agreement or any Supplement may also be amended from time to time (including in connection with the issuance of a Supplemental Certificate) by the Servicer, the Sellers and the Trustee, with the consent of the Holders of Investor Certificates evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or any Supplement or of modifying in any manner the rights of the Investor Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of or delay the timing of any distributions to be made to Investor Certificateholders or deposits of amounts to be so distributed or the total amount of Series Enhancement available for the benefit of a Series without the consent of each affected Investor Certificateholder (provided that any amendment to the terms of a Pay Out Event shall not be deemed to be within the scope of this clause (i)),
(ii) change the definition of or the manner of calculating the interest of any Investor Certificateholder without the consent of each affected Investor Certificateholder, (iii) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Investor Certificateholder or
(iv) adversely affect the rating of any

Series or Class by each Rating Agency without the consent of the Holders of Investor Certificates of such Series or Class evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of such Series or Class. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under this Agreement or otherwise.

     The Class B Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class B Certificate shall be registered in the Certificate Register upon surrender of this Class B Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Class B Certificateholder or such Class B Certificateholder's attorney-in-fact, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class B Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

     As provided in the Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates evidencing like aggregate fractional undivided interests as requested by the Class B Certificateholder surrendering such Class B Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

     The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Servicer nor the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

     THIS CLASS B CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ASSIGNMENT

Social Security or other identifying number of assignee
--------------------

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________________________________________
          (name and address of assignee)

the within Certificate and all rights thereunder, and hereby irrevocably constitutes and appoints _____________________ attorney-in-fact, to transfer said Certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                               _______________________*

                                                     Signature Guaranteed:


                                                     _______________________




(*) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

                                                                       EXHIBIT B



                        MONTHLY PAYMENT INSTRUCTIONS AND
                           NOTIFICATION TO THE TRUSTEE

                             PROVIDIAN MASTER TRUST
                                  SERIES 1997-3
                            ________________________


     The undersigned, a duly authorized representative of First Deposit National Bank ("FDNB"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented, the "Agreement"), among FDNB, Providian National Bank ("PNB"), and Bankers Trust Company, as trustee (the "Trustee"), does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or the Series 1997-3 Supplement dated as of June 1, 1997 among FDNB, PNB and the Trustee (as amended and supplemented, the "Series Supplement"), as applicable. This Certificate is delivered pursuant to Section 4.03(a) of the Agreement and Sections 4.05(a), 4.09 and 4.10 of the Series Supplement.

2.   First Deposit is the Servicer.

3.   The undersigned is a Servicing Officer.

I. Instructions to make a Withdrawal on the Distribution Date from the Collection Account from Available Finance Charge Collections.

          Pursuant to Section 4.03(a) of the Agreement and Section 4.05(a) of the Series Supplement, the Servicer does hereby instruct the Trustee (i) to make a withdrawal from Available Finance Charge Collections on deposit in the Collection Account on __________, which date is a Distribution Date under the Agreement, in an aggregate amount as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Section 4.05(a) of the Series Supplement:

     A)   Class A Monthly Interest (Section 4.05(a)(i) of the Series Supplement)

          (1)  Class   A   Monthly    Interest    due   on   the    Distribution
               Date......................................................... $

          (2)  Class A Monthly  Interest  previously  due but  unpaid on a prior
               Distribution Date............................................ $

          (3) Class A Additional Interest due on the Distribution Date or Class A Additional Interest previously due but unpaid on a prior
               Distribution Date............................................ $

                             ______________________

                   Series 1997-3 Monthly Payment Instructions
                       ________________ Distribution Date

                             ______________________


     B)   Class  B  Monthly   Interest   (Section   4.05(a)(ii)  of  the  Series
          Supplement)

          (1)  Class   B   Monthly    Interest    due   on   the    Distribution
               Date......................................................... $

          (2)  Class B Monthly  Interest  previously  due but  unpaid on a prior
               Distribution Date............................................ $

          (3) Class B Additional Interest due on the Distribution Date or Class B Additional Interest previously due but unpaid on a prior
               Distribution Date............................................ $

     C)   Servicing Fee (Section 4.05(a)(iii) of the Series Supplement)

          (1) Monthly Servicing Fee due on the Distribution Date with respect to the Series 1997-3 Certificates (unless such amount has been netted against deposits to the Collection Account pursuant to
               Section 4.03 of the Agreement)............................... $

          (2) Monthly Servicing Fee previously due but unpaid on a prior Distribution Date with respect to the Series 1997-3 Certificates (unless such amount has been netted against deposits to the Collection Account pursuant to Section 4.03 of the
               Agreement)................................................... $

     D)   Class  A  Defaulted   Amount   (Section   4.05(a)(iv)  of  the  Series
          Supplement)

          (1) Class A Defaulted Amount for the Distribution Date (unless such amount has been netted against deposits to the Collection Account pursuant to Section 4.03 of the Agreement)................... $

                             ______________________

                   Series 1997-3 Monthly Payment Instructions
                       ________________ Distribution Date

                             ______________________


     E) Reimbursement of Class A Charge-Offs (Section 4.05(a)(v) of the Series Supplement)

          (1)  Unreimbursed Class A Charge-Offs............................. $

     F) Class B Subordinated Monthly Interest (Section 4.05(a)(vi) of the Series Supplement)

          (1)  Class B  Subordinated  Monthly  Interest due on the  Distribution
               Date......................................................... $

          (2)  Class B Subordinated  Monthly Interest  previously due but unpaid on a prior Distribution Date................................. $

          (3) Class B Subordinated Additional Interest due on the Distribution Date or Class B Subordinated Additional Interest previously due but unpaid on a prior Distribution Date...................... $

     G)   Class  B  Defaulted   Amount  (Section   4.05(a)(vii)  of  the  Series
          Supplement)

          (1) Class B Defaulted Amount for the Distribution Date (unless such amount has been netted against deposits to the Collection Account pursuant to Section 4.03 of the Agreement)................... $

     H)   Reimbursement   of  Class  B  Invested  Amount   Reductions   (Section
          4.05(a)(viii) of the Series Supplement)

                            ______________________

                   Series 1997-3 Monthly Payment Instructions
                       ________________ Distribution Date

                             ______________________


          (1)  Unreimbursed  reductions in the Class B Invested  Amount on prior
               Distribution Dates........................................... $

     I)   Collateral  Monthly  Interest  (Section   4.05(a)(ix)  of  the  Series
          Supplement)

          (1)  Collateral    Monthly    Interest   due   on   the   Distribution
               Date......................................................... $

          (2)  Collateral Monthly Interest  previously due but unpaid on a prior
               Distribution Date............................................ $

     J)   Collateral   Defaulted  Amount  (Section   4.05(a)(x)  of  the  Series
          Supplement)

          (1) Collateral Defaulted Amount for the Distribution Date (unless such amount has been netted against deposits to the Collection Account pursuant to Section 4.03 of the
               Agreement)................................................... $

     K) Required Reserve Account Amount, if applicable (Section 4.05(a)(xi) of the Series Supplement)

          (1)  On and after the Reserve Account Funding Date, if any, the amount
               by  which  the  Required   Reserve  Account  Amount  exceeds  the
               Available Reserve Account Amount............................. $

     L)   Reimbursement of Collateral  Invested Amount Reductions  (Section 4.05
          (a)(xii) of the Series Supplement)

          (1)  Unreimbursed  reductions  in the  Collateral  Invested  Amount on prior Distribution Dates..................................... $

                           ______________________

                   Series 1997-3 Monthly Payment Instructions
                       ________________ Distribution Date

                             ______________________


     M) Required Cash Collateral Amount (Section 4.05(a)(xiii) of the Series Supplement)

          (1)  Amount by which the Required Cash  Collateral  Amount exceeds the
               Available Cash Collateral Amount............................. $


     N) Other Collateral Interest Holder Payments (Section 4.05(a)(xiv) of the Series Supplement)

          (1)  Other amounts due the Collateral  Interest Holder pursuant to the
               Collateral Agreement......................................... $

     O)   Additional   Finance  Charges  (Section   4.05(a)(xv)  of  the  Series
          Supplement)

          (1)  Additional     Finance     Charges     allocated     to     other
               Series....................................................... $

          (2)  Additional      Finance      Charges      payable      to     the
               Sellers...................................................... $

II.  Instructions to Make Withdrawals from the Cash Collateral Account.

          Pursuant to Section 4.10 of the Series Supplement, the Servicer does hereby instruct the Trustee (i) to make a withdrawal from the Cash Collateral Account on ____________, which date is a Distribution Date under the Agreement, in an aggregate amount as set forth below in respect of the following amounts, and (ii) to apply the proceeds of such withdrawal in accordance with Section 4.10(b), (c) or (d), as applicable, of the Series
     Supplement:

                             ______________________

                   Series 1997-3 Monthly Payment Instructions
                       ________________ Distribution Date

                             ______________________


     A)   Pursuant to Section 4.10(b) of the Series Supplement

          (1) Cash Collateral Investment Proceeds on deposit in the Cash Collateral Account (to be deposited in the Collection Account and
               treated        as        Available         Finance         Charge
               Collections)................................................. $

     B)   Pursuant to Section 4.10(c) of the Series Supplement

          (1)  Required   Draw  Amount  (to  be  deposited  in  the   Collection
               Account)..................................................... $

     C)   Pursuant to Section 4.10(d) of the Series Supplement

          (1) The Cash Collateral Account Surplus Amount (to be distributed to the Collateral Interest Holder on the Distribution Date for application in accordance with the Collateral
               Agreement)................................................... $

III. Instructions to Make a Withdrawal from the Collection Account from Reallocated Principal Collections.

          Pursuant to Section 4.03(a) of the Agreement and Sections  4.05(b) and
     (c) of the Series Supplement, the Servicer does hereby instruct the Trustee
     (i) to make a withdrawal from Reallocated Principal Collections on deposit in the Collection Account on ___________, which date is a Distribution Date under the Agreement, in an aggregate amount as set forth below and (ii) to apply the proceeds of such withdrawal in accordance with Sections 4.05(b) and (c) of the Series Supplement.

     A) Reallocated Collateral Principal Collections (Section 4.05(b) of the Series Supplement)

                             ______________________

                   Series 1997-3 Monthly Payment Instructions
                       ________________ Distribution Date

                             ______________________


          (1) Amount of Reallocated Collateral Principal Collections used to fund any deficiency in items I(A), I(B), I(C), I(D) and I(G) on such Distribution Date........................................$

     B) Reallocated Class B Principal Collections (Section 4.05(c) of the Series Supplement)

          (1) Amount of Reallocated Class B Principal Collections used to fund any deficiency in items I(A), I(C) and I(D) on such Distribution
               Date..........................................................$

IV. Instructions to make a Withdrawal from the Collection Account from Available Principal Collections during the Revolving Period.

          Pursuant to Section 4.03(a) of the Agreement and Section 4.05(d) of the Series Supplement, the Servicer does hereby instruct the Trustee (i) to make a withdrawal from Available Principal Collections on deposit in the Collection Account on ____________, which date is a Distribution Date under the Agreement, in an aggregate amount as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Section 4.05(d) of the Series Supplement:

     A) Collateral Monthly Principal during the Revolving Period (Section 4.05(d)(i) of the Series Supplement)

          (1)  Collateral  Monthly  Principal,   if  any,  on  the  Distribution
               Date..........................................................$

     B) Shared Principal Collections during the Revolving Period (Section 4.05(d)(ii) of the Series Supplement)

          (1)  Shared   Principal   Collections   allocated   to  other   Series
               ..............................................................$

                             ______________________

                   Series 1997-3 Monthly Payment Instructions
                       ________________ Distribution Date

                             ______________________


          (2)  Shared  Principal  Collections  to be  deposited  in the  Special
               Funding Account.............................................. $

          (3)  Shared     Principal      Collections      payable     to     the
               Sellers...................................................... $

V.   Instructions  to  make a  Withdrawal  on the  Distribution  Date  from  the
     Collection  Account  from  Available   Principal   Collections  during  the
     Accumulation Period or Early Amortization Period.

          Pursuant to Section 4.03(a) of the Agreement and Section 4.05(e) of the Series Supplement, the Servicer does hereby instruct the Trustee (i) to make a withdrawal from Available Principal Collections on deposit in the Collection Account on ____________, which date is a Distribution Date under the Agreement, in an aggregate amount as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Section 4.05(e) of the Series Supplement:

     A)   Class  A  Monthly   Principal   (Section   4.05(e)(i)  of  the  Series
          Supplement)

          (1)  Class  A  Monthly  Principal  to be  deposited  in the  Principal
               Funding         Account        on        the         Distribution
               Date......................................................... $

     B)   Class  B  Monthly  Principal   (Section   4.05(e)(ii)  of  the  Series
          Supplement)

          (1)  Class  B  Monthly  Principal  to be  deposited  in the  Principal
               Funding         Account        on        the         Distribution
               Date......................................................... $

     C) Collateral Monthly Principal (Section 4.05(e)(iii) of the Series Supplement)

                             ______________________

                   Series 1997-3 Monthly Payment Instructions
                       ________________ Distribution Date

                             ______________________



          (1)  Collateral Monthly Principal,  if any, for such Distribution Date
               ............................................................. $

     D) Shared Principal Collections (Section 4.05(e)(iv) of the Series Supplement)

          (1)  Shared     Principal     Collections     allocated    to    other
               Series....................................................... $

          (2)  Shared  Principal  Collections  to be  deposited  in the  Special
               Funding Account.............................................. $

          (3)  Shared     Principal      Collections      payable     to     the
               Sellers...................................................... $

VI.  Instructions to make Withdrawals from the Reserve Account.

          Pursuant to Section 4.09 of the Series Supplement, the Servicer does hereby instruct the Trustee (i) to make a withdrawal from the Reserve Account pursuant to Section 4.09(d) of the Series Supplement on __________, which date is a Transfer Date under the Agreement, and (ii) to apply the proceeds of such withdrawal in accordance with Sections 4.09(b), (d) or
     (e), as applicable, of the Series Supplement:

     A)   Pursuant to Section 4.09(d) of the Series Supplement

          (1)  Reserve Draw Amount (to be deposited in the Collection Account on the Transfer Date)........................................... $

     B)   Pursuant to Sections 4.09(b) and (e) of the Series Supplement

          (1) Reserve Account Surplus and investment earnings on the Reserve Account (to be distributed to the Collateral Interest Holder for application in accordance with the Collateral
               Agreement)................................................... $

                          ______________________

                   Series 1997-3 Monthly Payment Instructions
                       ________________ Distribution Date

                             ______________________


VII. Instructions to make Withdrawals from the Principal Funding Account.

          Pursuant to Section 4.03(c) of the Series Supplement, the Servicer does hereby instruct the Trustee (i) to make a withdrawal from the Principal Funding Account pursuant to Section 4.03(c) of the Series Supplement on _________, which date is a Distribution Date under the Agreement, and (ii) to deposit the proceeds of such withdrawal in the Collection Account in accordance with Section 4.03(c) of the Series
     Supplement:

     A)   Pursuant to Section 4.03(c) of the Series Supplement

          (1) Principal Funding Investment Proceeds on deposit in the Principal Funding Account (to be deposited in the Collection Account and
               treated        as        Available         Finance         Charge
               Collections)................................................. $

VIII. Accrued and Unpaid Amounts.

          After giving effect to the withdrawals, deposits and distributions to be made in accordance with this Certificate, the following amounts will be accrued and unpaid on the __________ Distribution Date with respect to the Series 1997-3 Certificates:

     A)   Monthly Interest

          (1)  The  aggregate  amount  of all due  but  unpaid  Class A  Monthly
               Interest..................................................... $

          (2)  The  aggregate  amount  of all due  but  unpaid  Class B  Monthly
               Interest..................................................... $

          (3)  The  aggregate  amount of all due but unpaid  Collateral  Monthly
               Interest..................................................... $

     B)   Monthly Servicing Fee

                            ______________________

                   Series 1997-3 Monthly Payment Instructions
                       ________________ Distribution Date

                             ______________________


          (1)  The aggregate amount of all due but unpaid Monthly Servicing Fees with respect to the Series 1997-3 Certificates............... $

     C)   Defaulted Amounts

          (1)  The   aggregate    amount   of   all    unreimbursed    Class A
               Charge-Offs.................................................. $

          (2)  The aggregate amount of all unreimbursed  reductions in the Class
               B Invested Amount............................................ $

          (3)  The  aggregate  amount  of  all  unreimbursed  reductions  in the
               Collateral Invested Amount................................... $

IX.  Amounts to be Applied in Accordance with the Collateral Agreement.

          Pursuant to Section 2.10(b) of the Collateral Agreement, the Servicer does hereby instruct the Trustee on ___________, which date is a Distribution Date under the Agreement, to distribute the amounts specified in I(I), I(N), II(C), IV(A), V(C) and VI(B) above, plus other amounts available under the Collateral Agreement, to the persons or accounts set forth below.

     A) Interest on the Collateral Interest (Sections 2.03 and 2.10(a) of the Collateral Agreement)

          (1)  Interest on the Collateral Amount at the Collateral Interest Rate
               for  the  applicable   Interest   Period   (pursuant  to  Section
               2.10(a)(i) of the Collateral Agreement)...................... $

          (2) Interest on the amount by which the outstanding principal balance of the

                            ______________________

                   Series 1997-3 Monthly Payment Instructions
                       ________________ Distribution Date

                             ______________________


               Collateral Interest exceeds the Collateral Invested Amount, at the Prime Rate for the applicable Interest Period plus the Loan Margin (pursuant to Section 2.03(a)(ii) of the Collateral
               Agreement)................................................... $

          (3) Due but unpaid interest on the Collateral Interest from prior Distribution Dates (pursuant to Section 2.03(c) of the Collateral
               Agreement)................................................... $

     B) All other amounts payable to the Collateral Interest Holder from Available Non- Principal Funds pursuant to the Collateral Agreement (including Sections 2.06, 2.07 and 2.09) (pursuant to Section
          2.10(a)(ii) of the Collateral Agreement)...........................$

     C)   Amount to be deposited  into the Spread  Account  (pursuant to Section
          2.10(a)(iii) of the Collateral Agreement)..........................$

     D)   Amount payable to the Sellers (pursuant to Section  2.10(a)(iv) of the
          Collateral Agreement)..............................................$

     E) All amounts payable to the Collateral Interest Holder from Available Principal Funds pursuant to the Collateral Agreement (pursuant to
          Section 2.10(b) of the Collateral Agreement).......................$

                             ----------------------

                   Series 1997-3 Monthly Payment Instructions
                       ________________ Distribution Date

                             ----------------------



     IN WITNESS WHEREOF, the undersigned has duly executed this certificate this __th day of ___________.


                                        FIRST DEPOSIT NATIONAL BANK,
                                        Servicer



                                        By: _________________________________
                                              Name:
                                              Title:

                                                                       EXHIBIT C

                                MONTHLY STATEMENT
                  _____________________________________________

                             PROVIDIAN MASTER TRUST
                                  SERIES 1997-3
                  _____________________________________________


     Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-3 Supplement dated June 1, 1997 (as amended and supplemented, the "Series Supplement"), among First Deposit National Bank ("FDNB"), Seller and Servicer, Providian National Bank, Seller, and Bankers Trust Company, Trustee, FDNB as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders and the Collateral Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1997-3 Certificates with respect to the Distribution Date occurring on ______________, and with respect to the performance of the Trust during the month of ______________ is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

     A) Information Regarding the Current Monthly Distribution for the Series 1997-3 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

          (1)  The total amount  distributed to Class A  Certificateholders  per
               $1,000 original certificate principal amount................. $

          (2) The amount set forth in A(1) above distributed to Class A Certificateholders with respect to interest per $1,000 original certificate principal amount................................. $

          (3) The amount set forth in A(1) above distributed to Class A Certificateholders with respect to principal per $1,000 original certificate principal amount................................. $

          (4)  The total amount  distributed to Class B  Certificateholders  per
               $1,000 original certificate principal amount................. $

          (5) The amount set forth in A(4) above distributed to Class B Certificateholders with respect to interest per $1,000 original certificate principal amount................................. $

                 _____________________________________________

                         Series 1997-3 Monthly Statement
                          __________ Distribution Date
                  _____________________________________________

          (6) The amount set forth in A(4) above distributed to Class B Certificateholders with respect to principal per $1,000 original certificate principal amount................................. $

     B)   Information Regarding the Performance of the Trust

          (1) Allocation of Receivables Collections to the Series 1997-3 Certificates

               (a)  The aggregate amount of Finance Charge Receivables collected
                    during  the  Monthly   Period   immediately   preceding  the
                    Distribution Date....................................... $

               (b) The aggregate amount of Interchange collected and allocated to the Trust for the Monthly Period immediately preceding the Distribution Date................................... $

               (c)  The  aggregate  amount of  Principal  Receivables  collected
                    during  the  Monthly   Period   immediately   preceding  the
                    Distribution Date....................................... $

               (d)  The  Floating  Allocation  Percentage  with  respect  to the
                    Series  1997-  3   Certificates   for  the  Monthly   Period
                    immediately preceding the Distribution Date............. $

               (e)  The  Principal  Allocation  Percentage  with  respect to the
                    Series  1997-  3   Certificates   for  the  Monthly   Period
                    immediately preceding the Distribution Date............. $

               (f) The Finance Charge Receivables and Interchange collected and allocated to the Series 1997-3 Certificates for the Monthly Period immediately preceding the Distribution
                    Date.................................................... $

               (g)  The  Principal  Receivables  collected  and allocated to the
                    Series   1997-3   Certificates   for  the   Monthly   Period
                    immediately preceding the Distribution Date............. $

          (2)  Available Finance Charge Collections, Required Draw Amount and

                 _____________________________________________

                         Series 1997-3 Monthly Statement
                          __________ Distribution Date
                  _____________________________________________

               Reallocated  Principal  Collections  for  Series  1997-3  for the
               Monthly   Period    immediately    preceding   the   Distribution
               Date......................................................... $

               (a)  The Finance Charge Receivables and Interchange collected and allocated to the Series 1997-3 Certificates............. $

               (b)  Collection  Account and Special Funding  Account  investment
                    earnings      allocated     to     the     Series     1997-3
                    Certificates............................................ $

          `    (c) Principal Funding Account Investment Proceeds............ $

               (d)  Cash Collateral Account Investment Proceeds............. $

               (e)  Reserve Draw Amount, if applicable...................... $

               (f)  Additional  Finance  Charges from other Series  allocated to the Series 1997-3 Certificates.......................... $

               (g)  Payments,  if any, on deposit as of the  Determination  Date
                    received     from    any    Interest     Rate     Protection
                    Agreements.............................................. $

               (h)  Required Draw Amount, if applicable..................... $

               (i)  Reallocated Collateral Principal Collections............ $

               (j)  Reallocated Class B Principal Collections............... $

               (k) Total Available Finance Charge Collections and Reallocated Principal Collections for Series 1997-3 (total of (a), (b),
                    (c),    (d),    (e),    (f),   (g),   (h),   (i)   and   (j)
                    above).................................................. $

          (3) Available Principal Collections for Series 1997-3 for the Monthly Period immediately preceding the Distribution Date

               (a)  The  Principal  Receivables  collected  and allocated to the
                    Series 1997-3 Certificates.............................. $

                  _____________________________________________

                         Series 1997-3 Monthly Statement
                          __________ Distribution Date
                  _____________________________________________

               (b)  Shared Principal  Collections from other Series allocated to the Series 1997-3 Certificates.......................... $

               (c)  Additional  amounts  to be treated  as  Available  Principal
                    Collections pursuant to the Series Supplement........... $

               (d)  Reallocated Collateral Principal Collections............ $

               (e)  Reallocated Class B Principal Collections............... $

               (f)  Available Principal  Collections for Series 1997-3 (total of
                    (a), (b) and (c) minus (d) and (e) above)............... $

          (4)  Delinquent Balances in the Trust

               The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

               (a)  31-60 days $

               (b)  61-90 days

               (c)  91 or more days

               (d)  Total Delinquencies $

          (5)  Defaulted Amount

               (a) The aggregate amount of Defaulted Receivables with respect to the Trust for the Monthly Period immediately preceding the Distribution Date................................... $

               (b) The aggregate Amount of Recoveries of Defaulted Receivables processed during the Monthly Period immediately preceding the Distribution Date................................... $

                  _____________________________________________

                         Series 1997-3 Monthly Statement
                          __________ Distribution Date
                  _____________________________________________


               (c) The Defaulted Amount for the Monthly Period immediately preceding the Distribution Date [Defaulted Receivables minus
                    Recoveries]............................................. $

               (d) The Defaulted Amount for the Monthly Period immediately preceding the Distribution Date allocable to the Series 1997-3 Certificates (the "Series 1997-3 Defaulted
                    Amount")................................................ $

               (e)  The Class A Defaulted Amount [Series 1997-3 Defaulted Amount
                    multiplied by the Class A Percentage]................... $

               (f)  The Class B Defaulted Amount [Series 1997-3 Defaulted Amount
                    multiplied by the Class B Percentage]................... $

          (6)  Class A Charge-Offs

               (a) The excess, if any, of the Class A Defaulted Amount over the sum of (i) Available Finance Charge Collections applied to such Class A Defaulted Amount, (ii) the Available Cash Collateral Amount applied to such Class A Defaulted Amount,
                    (iii) Reallocated Principal Collections applied to such Class A Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the Class B Invested Amount has been reduced in respect of such Class A Defaulted Amount(a "Class A Charge-Off").... $

               (b) The amount of the Class A Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class A Certificateholder's investment)............................................. $

               (c) The total amount reimbursed on the Distribution Date in respect of Class A Charge-Offs for prior Distribution
                    Dates................................................... $

                  _____________________________________________

                         Series 1997-3 Monthly Statement
                          __________ Distribution Date
                  _____________________________________________

               (d) The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class A
                    Certificateholder's investment)......................... $

               (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount if any, as of the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date.............................. $

          (7)  Class B Charge-Offs

               (a) The excess, if any, of the Class B Defaulted Amount over the sum of (i) Available Finance Charge Collections applied to such Class B Defaulted Amount applied to such Class B Defaulted Amount, (ii) the Available Cash Collateral Amount,
                    (iii) Reallocated Collateral Principal Collections applied to such Class B Defaulted Amount and (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class B Defaulted Amount................ $

               (b) The amount by which the Class B Invested Amount has been reduced on the Distribution Date in respect of Reallocated
                    Class B Principal Collections........................... $

               (c) The amount by which the Class B Invested Amount has been reduced on the Distribution Date in respect of item 6(a)
                    (together with item 7(a), "Class B Charge-Offs")........ $

               (d) The total amount by which the Class B Invested Amount has been reduced on the Distribution Date as set forth in items
                    7(a), (b) and (c)....................................... $

               (e) The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class B
                    Certificateholder's investment)......................... $

                  _____________________________________________

                         Series 1997-3 Monthly Statement
                          __________ Distribution Date
                  _____________________________________________


               (f) The total amount reimbursed on the Distribution Date in respect of reductions in the Class B Invested Amount on prior Distribution Dates................................ $

               (g) The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class B
                    Certificateholder's investment)......................... $

               (h) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount if any, as of the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date............................... $

          (8)  Reductions in the Collateral Interest

               (a)  The excess, if any, of the Collateral  Defaulted Amount over
                    Available  Finance  Charge   Collections   applied  to  such
                    Collateral Defaulted Amount............................. $

               (b) The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of Reallocated
                    Principal Collections................................... $

               (c) The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of items 6(a)
                    and 7(a) above.......................................... $

               (d) The total amount by which the Collateral Invested Amount has been reduced on the Distribution Date as set forth in items
                    8(a), (b) and (c)....................................... $

               (e) The total amount reimbursed on the Distribution Date in respect of reductions in the Collateral Invested Amount on prior Distribution Dates................................ $

                  _____________________________________________

                         Series 1997-3 Monthly Statement
                          __________ Distribution Date
                  _____________________________________________


               (f) The amount, if any, by which the outstanding principal balance of the Collateral Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits, withdrawals and distributions on the Distribution Date................................ $

          (9)  Investor Monthly Servicing Fee

               (a)  The  amount  of the  Series  1997-3  Monthly  Servicing  Fee
                    payable    to   the    Servicer    on    the    Distribution
                    Date.................................................... $

          (10) Cash Collateral Account

               (a) The Available Cash Collateral Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date................. $

          (11) Class A Monthly Interest

               (a)  Class  A  Monthly   Interest  payable  on  the  Distribution
                    Date.................................................... $

          (12) Class B Monthly Interest

               (a)  Class  B  Monthly   Interest  payable  on  the  Distribution
                    Date.................................................... $

          (13) Principal Funding Account Amount

               (a) The amount on deposit in the Principal Funding Account on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date
                    ........................................................ $

               (b) Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in ______________. (The initial funding date

                  _____________________________________________

                         Series 1997-3 Monthly Statement
                          __________ Distribution Date
                  _____________________________________________

                    for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

               (14) Deficit Controlled Accumulation Amount

                    The Deficit Controlled Accumulation Amount for the Distribution Date, after giving effect to all deposits,
                    withdrawals   and   distributions   on   such   Distribution
                    Date...................................................  $

               (15) Reserve Account (if applicable)

                    (a) The amount on deposit in the Reserve Account, if funded, on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date and the related Transfer
                         Date............................................... $

                    (b)  The Required Reserve Account Amount,  if any,  selected by the Servicer.................................... $

          C)   Class A Invested Amount

               (1)  The Class A Initial Invested Amount..................... $

               (2) The Class A Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date................................$

               (3) The Pool Factor for the Distribution Date (which represents the ratio of the Class A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the Class A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's
                    Certificate by the Pool Factor...........................$

                  _____________________________________________

                         Series 1997-3 Monthly Statement
                          __________ Distribution Date
                  _____________________________________________

          D)   Class B Invested Amount

               (1)  The Class B Initial Invested Amount..................... $

               (2) The Class B Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date............................... $

               (3) The Pool Factor for the Distribution Date (which represents the ratio of the Class B Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the Class B Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original denomination of the Class B Certificateholder's Certificate by the Pool Factor...................................... $

          E)   Collateral Invested Amount

               (1)  The Collateral Initial Invested Amount.................. $

               (2)  The Collateral  Invested  Amount on the  Distribution  Date,
                    after  giving  effect  to  all  deposits,   withdrawals  and
                    distributions on such Distribution Date................. $

               (3)  The Collateral Invested Amount as a percentage of the sum of
                    the     Invested     Amount     on     such     Distribution
                    Date.................................................... $

          F)   Receivables Balances

               (1) The aggregate amount of Principal Receivables in the Trust at the close of business on the last day of the immediately preceding Monthly Period................................ $

               (2) The aggregate amount of Finance Charge Receivables in the Trust at the close of business on the last day of the immediately preceding Monthly Period.................... $

                  _____________________________________________

                         Series 1997-3 Monthly Statement
                          __________ Distribution Date
                  _____________________________________________

          G)   Annualized Percentages

               (1) The Gross Yield (Available Finance Charge Collections for the Series 1997-3 Certificates for the preceding Monthly Period (excluding payments received from Interest Rate Protection Agreements) divided by the Invested Amount of the Series 1997-3 Certificates as of the last day of the next preceding Monthly Period, multiplied by  12)............ $

               (2) The Net Loss Rate (the Series 1997-3 Defaulted Amount for the preceding Monthly Period divided by the Invested Amount of the Series 1997-3 Certificates as of the last day of the next preceding Monthly Period, multiplied by 12)........ $

               (3) The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 1997-3 Certificates for the preceding Monthly
                    Period)................................................. $

               (4) The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series 1997-3 Certificates as of the last day of the next preceding Monthly Period, multiplied by 12)............. $

               (5) The Net Spread (the Portfolio Yield minus the Base Rate for the Series 1997-3 Certificates for the preceding Monthly
                    Period)................................................. $

               (6) The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge Receivables with respect to all Receivables in the Trust for the preceding Monthly Period divided by the amount of Receivables in the Trust as of the last day of the next preceding Monthly
                    Period)................................................. $

                  _____________________________________________

                         Series 1997-3 Monthly Statement
                          __________ Distribution Date
                  _____________________________________________

          H)   Series 1997-3 Information for the Last Three Distribution Dates

               1)   Gross Yield

                           a)   /  /              %
                           b)   /  /              %
                           c)   /  /              %

               2)   Net Loss Rate

                           a)   /  /              %
                           b)   /  /              %
                           c)   /  /              %

               3)   Net Spread (Portfolio Yield Minus Base Rate)

                           a)    /  /             %
                           b)    /  /             %
                           c)    /  /             %

               Three Month Average      %

               4)   Monthly Payment Rate

                           a)    /  /             %
                           b)    /  /             %
                           c)    /  /             %


                                             FIRST DEPOSIT NATIONAL BANK,
                                             Servicer


                                             By: _______________________
                                                 Name:
                                                 Title:

                                                                       EXHIBIT D


                         MONTHLY SERVICER'S CERTIFICATE
                  ---------------------------------------------

                             PROVIDIAN MASTER TRUST
                                  SERIES 1997-3
                  ---------------------------------------------


     The undersigned, a duly authorized representative of First Deposit National Bank ("FDNB"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-3 Supplement dated as of June 1, 1997 (the "Series Supplement"), among FDNB, as Seller and Servicer, Providian National Bank, as Seller, and Bankers Trust Company, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

2.   FDNB is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4.   This   Certificate   relates  to  the   Distribution   Date   occurring  on
     ____________.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date [or, if there has been a default in the performance of any such obligation, set forth in detail (i) the nature of such default, (ii) the action taken by the Sellers and the Servicer, if any, to remedy such default and (iii) the current status of each such default].

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement [or, if there is a Lien, such Lien consist of ________________].

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this __th day of ____________-.


                                            FIRST DEPOSIT NATIONAL BANK,
                                            Servicer


                                            By: _____________________________
                                                Name:
                                                Title:

                                                                      SCHEDULE I

                               Designated Dealers



Credit Suisse First Boston Corporation
Chase Securities Inc.
Lehman Brothers Inc.
Citicorp Securities, Inc.
SBCI Swiss Bank Corporation Investment banking Inc.
UBS Securities Inc.
Bear, Stearns & Co. Inc.
Salomon Brothers Inc
Daiwa Securities America Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Smith Barney Inc.
Credit Lyonnais Securities (USA) Inc.
Morgan Stanley & Co. Incorporated
NationsBank Capital Markets, Inc.
Prudential Securities Incorporated
Goldman, Sachs & Co.